Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document Information [Line Items]
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Trading Symbol	FENG
Entity Registrant Name	PHOENIX NEW MEDIA LTD
Entity Central Index Key	0001509646
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Current Reporting Status	Yes
Entity Filer Category	Non-accelerated Filer
Class A Ordinary Shares
Document Information [Line Items]
Entity Common Stock, Shares Outstanding	306,101,077
Class B Ordinary Shares
Document Information [Line Items]
Entity Common Stock, Shares Outstanding	317,325,360

Consolidated Balance Sheets In Thousands, unless otherwise specified	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY	Dec. 31, 2011 Common Class A USD ($)	Dec. 31, 2011 Common Class A CNY	Dec. 31, 2010 Common Class A CNY	Dec. 31, 2011 Common Class B USD ($)	Dec. 31, 2011 Common Class B CNY	Dec. 31, 2010 Common Class B CNY
Current assets:
Cash and cash equivalents	$ 63,103	397,166	287,173
Term deposits	124,569	784,023
Accounts receivable, net	32,110	202,097	77,043
Amounts due from related parties	10,230	64,388	16,487
Prepayment and other current assets	7,362	46,334	19,389
Deferred tax assets	1,896	11,931	613
Total current assets	239,270	1,505,939	400,705
Non current assets:
Property and equipment, net	6,516	41,012	24,111
Intangible assets, net	860	5,415	2,363
Note receivable			17,600
Other non-current assets	1,927	12,128	2,483
Total non-current assets	9,303	58,555	46,557
Total assets	248,573	1,564,494	447,262
Current liabilities:
Accounts payable	19,211	120,910	54,115
Amounts due to related parties	618	3,889	43,477
Advances from customers	1,143	7,191	7,781
Taxes payable	5,692	35,822	9,970
Salary and welfare payable	7,169	45,119	26,064
Accrued expenses and other current liabilities	6,239	39,276	7,147
Total current liabilities	40,072	252,207	148,554
Long-term liabilities	874	5,504	3,483
Total liabilities	40,946	257,711	152,037
Commitments and contingencies (Note 18)
Mezzanine equity
Series A convertible redeemable preferred shares (US$0.01 par value, 130,000,000 and nil shares authorized, issued and outstanding as of December 31, 2010 and 2011, respectively; aggregate liquidation value of RMB246,000 and nil as of December 31, 2010 and 2011, respectively)			390,183
Shareholders' equity/(deficit):
Ordinary shares				3,178	20,001	2,901	3,504	22,053	22,239
Additional paid-in capital	290,898	1,830,882
Statutory reserves	3,916	24,647	10,314
Accumulated deficit	(88,313)	(555,831)	(129,411)
Accumulated other comprehensive loss	(5,556)	(34,969)	(1,001)
Total shareholders' equity/(deficit)	207,627	1,306,783	(94,958)
Total liabilities, mezzanine equity and shareholders' equity	$ 248,573	1,564,494	447,262

Consolidated Balance Sheets (Parenthetical) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Dec. 31, 2010 CNY	Dec. 31, 2011 Common Class A USD ($)	Dec. 31, 2010 Common Class A USD ($)	Dec. 31, 2011 Common Class B USD ($)	Dec. 31, 2010 Common Class B USD ($)
Series A convertible redeemable preferred shares, par value	$ 0.01	$ 0.01
Series A convertible redeemable preferred shares, shares authorized		130,000,000	130,000,000
Series A convertible redeemable preferred shares, shares issued		130,000,000	130,000,000
Series A convertible redeemable preferred shares, shares outstanding		130,000,000	130,000,000
Series A convertible redeemable preferred shares, aggregate liquidation value			246,000
Ordinary shares, par value				$ 0.01	$ 0.01	$ 0.01	$ 0.01
Ordinary shares, shares authorized				680,000,000	550,000,000	320,000,000	320,000,000
Ordinary shares, shares issued				306,101,077	43,497,237	317,325,360	320,000,000
Ordinary shares, shares outstanding				306,101,077	43,497,237	317,325,360	320,000,000

Consolidated Statements of Operations In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 USD ($)		Dec. 31, 2011 CNY		Dec. 31, 2010 CNY		Dec. 31, 2009 CNY
Revenues:
Net advertising revenues	$ 74,012	[1]	465,824	[1]	204,369	[1]	81,632	[1]
Paid service revenues	77,022	[1]	484,768	[1]	324,326	[1]	180,715	[1]
Total revenues	151,034		950,592		528,695		262,347
Cost of revenues	(88,129)	[1],[2]	(554,676)	[1],[2]	(299,423)	[1],[2]	(170,062)	[1],[2]
Gross profit	62,905		395,916		229,272		92,285
Operating expenses:
Sales and marketing expenses	(26,070)	[1],[2]	(164,082)	[1],[2]	(76,152)	[1],[2]	(46,364)	[1],[2]
General and administrative expenses	(12,246)	[1],[2]	(77,078)	[1],[2]	(39,955)	[1],[2]	(27,727)	[1],[2]
Technology and product development expenses	(10,966)	[1],[2]	(69,021)	[1],[2]	(31,012)	[1],[2]	(16,579)	[1],[2]
Total operating expenses	(49,282)		(310,181)		(147,119)		(90,670)
Income from operations	13,623		85,735		82,153		1,615
Other income/(expenses):
Interest income	1,538		9,682		582		496
Foreign currency exchange gain	3,073		19,343		313		22
Others, net	455		2,861		1,534		(186)
Income before tax	18,689		117,621		84,582		1,947
Income tax expenses	(2,406)		(15,146)		(10,499)		(1,660)
Net income attributable to Phoenix New Media Limited	16,283		102,475		74,083		287
Accretion to convertible redeemable preferred share redemption value	(122,916)		(773,623)		(206,409)		(14,129)
Income allocation to participating preferred shares	(982)		(6,172)		(33,093)		(287)
Amortization of beneficial conversion feature							(17,138)
Net loss attributable to ordinary shareholders	$ (107,615)		(677,320)		(165,419)		(31,267)
Net loss per Class A and Class B ordinary share-Basic	$ (0.21)		(1.3)		(0.51)		(0.1)
Net loss per Class A and Class B ordinary share-Diluted	$ (0.21)		(1.3)		(0.51)		(0.1)
Weighted average number of Class A and Class B ordinary shares used in computing basic net loss per share	519,227,660		519,227,660		327,045,493		321,387,913
Weighted average number of Class A and Class B ordinary shares used in computing diluted net loss per share	519,227,660		519,227,660		327,045,493		321,387,913

[1]	Revenues, cost of revenues and operating expenses include transactions with related parties as follows: Net advertising revenues 3,845 4,824 26,201 4,163 Paid service revenues 157,276 294,027 445,096 70,719 Cost of revenues (24,721) (38,800) (73,833) (11,731) Sales and marketing expenses - (438) (663) (105) General and administrative expenses (1,155) (617) (1,139) (181) Technology and product development expenses (471) (314) (533) (85)
[2]	Share-based compensation was allocated in cost of revenues and operating expenses as follows: Cost of revenues 775 854 19,526 3,102 Sales and marketing expenses 2,904 4,664 18,254 2,900 General and administrative expenses 5,757 10,406 17,470 2,776 Technology and product development expenses 804 637 10,842 1,723

Consolidated Statements of Operations (Parenthetical) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 Related Party Transactions USD ($)	Dec. 31, 2011 Related Party Transactions CNY	Dec. 31, 2010 Related Party Transactions CNY	Dec. 31, 2009 Related Party Transactions CNY	Dec. 31, 2011 Cost of revenues USD ($)	Dec. 31, 2011 Cost of revenues CNY	Dec. 31, 2010 Cost of revenues CNY	Dec. 31, 2009 Cost of revenues CNY	Dec. 31, 2011 Sales and marketing expenses USD ($)	Dec. 31, 2011 Sales and marketing expenses CNY	Dec. 31, 2010 Sales and marketing expenses CNY	Dec. 31, 2009 Sales and marketing expenses CNY	Dec. 31, 2011 General and administrative expenses USD ($)	Dec. 31, 2011 General and administrative expenses CNY	Dec. 31, 2010 General and administrative expenses CNY	Dec. 31, 2009 General and administrative expenses CNY	Dec. 31, 2011 Technology and product development expenses USD ($)	Dec. 31, 2011 Technology and product development expenses CNY	Dec. 31, 2010 Technology and product development expenses CNY	Dec. 31, 2009 Technology and product development expenses CNY
Net advertising revenues	$ 4,163	26,201	4,824	3,845
Paid service revenues	70,719	445,096	294,027	157,276
Cost of revenues	(11,731)	(73,833)	(38,800)	(24,721)
Sales and marketing expenses	(105)	(663)	(438)
General and administrative expenses	(181)	(1,139)	(617)	(1,155)
Technology and product development expenses	(85)	(533)	(314)	(471)
Allocated Share Based Compensation Expense					$ 3,102	19,526	854	775	$ 2,900	18,254	4,664	2,904	$ 2,776	17,470	10,406	5,757	$ 1,723	10,842	637	804

Consolidated Statements of Shareholders' Equity/(Deficit) and Comprehensive Income In Thousands, except Share data, unless otherwise specified	Total USD ($)	Total CNY	Class A Ordinary Shares CNY	Class B Ordinary Shares CNY	Additional paid-in capital CNY	Statutory reserves CNY	Accumulated other comprehensive income/(loss) CNY	Accumulated deficit CNY
Beginning Balance at Dec. 31, 2008		16,266	24	22,239	10,872	4,401	3,299	(24,569)
Beginning Balance (in shares) at Dec. 31, 2008			343,500	320,000,000
Expenses incurred on behalf of Phoenix TV Group		(113)			(113)
Share-based compensation		10,240			10,240
Issuance of ordinary shares pursuant to stock plans (in shares)			2,001,937
Issuance of ordinary shares pursuant to stock plans		884	137		747
Appropriation to statutory reserves						1,916		(1,916)
Beneficial conversion feature of Series A convertible redeemable preferred shares		17,138			17,138
Amortization of beneficial conversion feature		(17,138)			(17,138)
Accretion to series A convertible redeemable preferred shares redemption		(14,129)			(14,129)
Comprehensive income:
Foreign currency translation adjustment		162					162
Net income attributable to Phoenix New Media Limited		287						287
Total comprehensive income		449
Ending Balance at Dec. 31, 2009		13,597	161	22,239	7,617	6,317	3,461	(26,198)
Ending Balance (in shares) at Dec. 31, 2009			2,345,437	320,000,000
Share-based compensation		16,561			16,561
Issuance of ordinary shares pursuant to stock plans (in shares)			41,151,800
Issuance of ordinary shares pursuant to stock plans		9,592	2,740		6,852
Shareholders' contribution		2,080			2,080
Appropriation to statutory reserves						3,997		(3,997)
Accretion to series A convertible redeemable preferred shares redemption		(206,409)			(33,110)			(173,299)
Comprehensive income:
Foreign currency translation adjustment		(4,462)					(4,462)
Net income attributable to Phoenix New Media Limited		74,083						74,083
Total comprehensive income		69,621
Ending Balance at Dec. 31, 2010		(94,958)	2,901	22,239		10,314	(1,001)	(129,411)
Ending Balance (in shares) at Dec. 31, 2010			43,497,237	320,000,000
Issuance of common shares upon initial public offering ("IPO"), net of issuance costs (in shares)			107,321,000
Issuance of common shares upon initial public offering ("IPO"), net of issuance costs		860,721	6,984		853,737
Conversion of series A convertible redeemable preferred shares upon IPO (in shares)			130,000,000
Conversion of series A convertible redeemable preferred shares upon IPO		1,163,806	8,464		1,155,342
Conversion of ordinary shares in the assured entitlement distribution (in shares)			2,674,640	(2,674,640)
Conversion of ordinary shares in the assured entitlement distribution			186	(186)
Issuance of restricted shares (in shares)			19,008,200
Issuance of restricted shares			1,238		(1,238)
Share-based compensation		66,092			66,092
Issuance of ordinary shares pursuant to stock plans (in shares)			3,600,000
Issuance of ordinary shares pursuant to stock plans		642	228		414
Shareholders' contribution related to waiver of short-term loan by Phoenix TV Group		15,596			15,596
Appropriation to statutory reserves						14,333		(14,333)
Accretion to series A convertible redeemable preferred shares redemption		(773,623)			(259,061)			(514,562)
Comprehensive income:
Foreign currency translation adjustment		(33,968)					(33,968)
Net income attributable to Phoenix New Media Limited	16,283	102,475						102,475
Total comprehensive income		68,507
Ending Balance at Dec. 31, 2011	$ 207,627	1,306,783	20,001	22,053	1,830,882	24,647	(34,969)	(555,831)
Ending Balance (in shares) at Dec. 31, 2011			306,101,077	317,325,360

Consolidated Statement of Cash Flows In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY	Dec. 31, 2009 CNY
Cash flows from operating activities:
Net income attributable to Phoenix New Media Limited	$ 16,283	102,475	74,083	287
Adjustments to reconcile net income to net cash (used in)/provided by operating activities:
Share-based compensation cost	10,501	66,092	16,561	10,240
Allowance of provision for doubtful debts	1,894	11,926	1,049	248
Depreciation and amortization expense	1,953	12,292	8,117	6,138
Deferred income tax	(1,798)	(11,318)	1,572	(15)
Loss on disposal of property and equipment		2	50
Expense allocated from Phoenix TV Group				187
Foreign exchange gain	(3,073)	(19,343)	(313)	(22)
Changes in operating assets and liabilities:
Accounts receivable	(21,764)	(136,980)	(42,774)	(13,674)
Prepayments and other current assets	(4,244)	(26,713)	(12,562)	(1,081)
Amounts due from related parties	(7,611)	(47,901)	(7,791)	3,186
Note receivable	183	1,150	596	(14)
Other non-current assets	(1,532)	(9,645)	1,981	(2,796)
Accounts payable	10,613	66,795	31,469	4,745
Advances from customers	(94)	(590)	2,842	3,223
Salary and welfare payable	3,028	19,055	15,947	257
Taxes payable	4,107	25,852	7,931	453
Amounts due to related parties	(3,472)	(21,843)	(17,975)	(21,129)
Accrued expenses and other current liabilities	4,975	31,310	2,983	693
Long-term liabilities	321	2,021	1,910	447
Net cash (used in)/provided by operating activities	10,270	64,637	85,676	(8,627)
Cash flows from investing activities:
Purchase of property and equipment and intangible assets	(5,319)	(33,477)	(18,059)	(6,555)
Placement of term deposits	(247,859)	(1,560,002)
Maturity of term deposit	123,291	775,979
Cash received from liquidation of PHOENIXi	2,272	14,300
Net cash used in investing activities	(127,615)	(803,200)	(18,059)	(6,555)
Cash flows from financing activities:
Proceeds from issuance of Series A convertible redeemable preferred shares, net of issuance cost				169,645
Proceeds from issuance of ordinary shares upon IPO	141,899	893,098
Proceeds from exercise of stock options	29	183	9,997	440
Repayment to VIEs' legal shareholders			(7,920)
Payment of IPO related expenses	(4,783)	(30,101)	(1,457)
Net cash provided by financing activities	137,145	863,180	620	170,085
Effect of exchange rate changes on cash and cash equivalents	(2,324)	(14,624)	(4,150)	184
Net increase in cash and cash equivalents	17,476	109,993	64,087	155,087
Cash and cash equivalents at the beginning of the period	45,627	287,173	223,086	67,999
Cash and cash equivalents at the end of the period	63,103	397,166	287,173	223,086
Supplemental disclosures of cash flow information:
Cash paid during the period for income taxes	2,148	13,518	3,830	1,739
Supplemental disclosure of non-cash investing and financing activities:
Conversion of Series A convertible redeemable preferred shares into ordinary shares	184,910	1,163,806
Short-term loan waived by Phoenix TV Group	2,478	15,596
Issuance of ordinary shares upon issuance of restricted shares and vesting of restricted share units	$ 209	1,314

Organization and Principal Activities	12 Months Ended
Dec. 31, 2011
Organization and Principal Activities

1. Organization and Principal Activities

Phoenix New Media Limited (“PNM”, or the “Company”) was incorporated in the Cayman Islands on November 22, 2007 by Phoenix Satellite Television (B.V.I.) Holding Limited (the “Parent”), a subsidiary of Phoenix Satellite Television Holdings Ltd. (the “Phoenix TV”). Phoenix TV, its subsidiaries and variable interest entities (“VIEs”) are collectively referred to as the Phoenix TV Group. As of December 31, 2011, the Company had three subsidiaries, two VIEs for which a subsidiary of the Company is the primary beneficiary, and one subsidiary of a VIE. The Company, its subsidiaries, VIEs and subsidiary of one of the VIEs are hereinafter collectively referred to as the “Group”. The Group generates revenues from providing advertising services on the Phoenix websites and paid services, which include mobile Internet and value-add services (“MIVAS”) and video value-added services (“video VAS”). The VIEs, each of which is owned by two People’s Republic of China (“PRC”) citizens, hold the necessary licenses and approvals to operate Internet-related businesses in the PRC. In addition, the VIEs are in the process of applying for certain licenses for the operations of their businesses, including Internet audio-visual program transmission license and Internet news license.

The details of the subsidiaries, VIEs and the subsidiary of one of the VIEs as of December 31, 2011 are set out below:

Name	Place of Incorporation	Date of Incorporation	Percentage of Direct or Indirect Economic Ownership	Principal Activity
Direct subsidiaries:
Phoenix Satellite Television Information Limited	British Virgin Islands (“BVI”)	September 1, 1999	100%	Investment holding
Phoenix New Media (Hong Kong) Company Limited	Hong Kong	February 24, 2011	100%	Advertising
Indirect subsidiary:
Fenghuang On-line (Beijing) Information Technology Co., Ltd. (“Fenghuang On-line”)	PRC	December 20, 2005	100%	Technical consulting
Variable interest entities (“VIEs”)

Beijing Tianying Jiuzhou Network Technology Co., Ltd. (“Tianying Jiuzhou”)	PRC	April 18, 2000	100%	Advertising, MIVAS and video VAS

Yifeng Lianhe (Beijing) Technology Co., Ltd. (“Yifeng Lianhe”)	PRC	June 16, 2006	100%	MIVAS
Direct subsidiary of Tianying Jiuzhou:
Beijing Tianying Chuangzhi Advertising Co., Ltd. (“Tianying Chuangzhi”)	PRC	February 8, 2010	100%	Advertising

Prior to May 2008, the Group’s business was operated by Phoenix Satellite Television Information Limited (the “BVI Company”) and its subsidiaries, which were ultimately owned by Phoenix TV.

In May 2008, the Group undertook a restructuring and reorganization (the “Reorganization”). The Company issued 319,999,999 ordinary shares to the Parent in exchange for all the shares of the BVI Company held by the Parent. As a result, the BVI Company became a wholly owned subsidiary of the Company, thereby, completing the Reorganization.

In order to comply with Chinese laws and regulations that prohibit or restrict foreign ownership of companies that operate Internet content and advertising businesses, for the periods presented prior to December 31, 2009, Fenghuang On-line has entered into technical service agreement (“Service Agreement”) with Tianying Jiuzhou, the PRC legal entity that has the licenses to operate such businesses, and was effectively absorbing the majority of Tianying Jiuzhou’s residual returns and expected losses.

The paid-in capital of Yifeng Lianhe, which also has licenses to operate Internet content businesses in PRC, was loaned by Tianying Jiuzhou. Through the aforementioned activities, Tianying Jiuzhou and Yifeng Lianhe are considered VIEs in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). Fenghuang On-line, is entitled to substantially all the economic risks and rewards associated with Tianying Jiuzhou and Yifeng Lianhe, and is the primary beneficiary of these entities. On December 31, 2009, a series of agreements (the “Contractual Agreements”) were entered into among Fenghuang On-line, Tianying Jiuzhou, Yifeng Lianhe and the VIEs’ legal shareholders. Fenghuang On-line also repaid the paid-in-capital of Tianying Jiuzhou to its legal shareholders amounted to RMB7.9 million upon entering into the Contractual Agreements.

Voting Right Entrustment Agreements

Pursuant to the voting right entrustment agreements among the VIEs, their legal shareholders and Fenghuang On-line, each legal shareholder of the VIEs has agreed to grant a person designated by Fenghuang On-line the right to exercise their rights as shareholders, including all voting rights, as well as rights to attend and propose the convening of shareholder meetings. Unless otherwise required by law, the voting right entrustment agreements will remain in effect indefinitely unless both parties agree to terminate the agreement in writing, or unless Fenghuang On-line decides in its discretion to terminate the relevant agreement.

Exclusive Equity Option Agreements

Under the exclusive equity option agreement among the VIEs, their legal shareholders and Fenghuang On-line, the legal shareholders of the VIEs irrevocably granted Fenghuang On-line or its designated person an irrevocable, unconditional and exclusive option to purchase, to the extent permitted by applicable PRC laws, all of the equity interest in the VIEs from the legal shareholders. The purchase price for the entire equity interest is to be calculated based on the paid-up amount of the relevant equity interest or the minimum price permitted by applicable PRC laws. The exclusive equity option agreement will remain in effect until all of the equity interests in the VIEs have been duly transferred to Fenghuang On-line or its designated representative.

Loan Agreements

Pursuant to the loan agreements among Fenghuang On-line and the VIEs’ legal shareholders, Fenghuang On-line granted interest-free loans to the legal shareholders of the VIEs in the amount that is equal to their respective capital contribution in the VIEs. The loans can be repaid only with proceeds from the sale of all of the respective shareholder’s equity interests in the applicable VIE to Fenghuang On-line or its designated representatives pursuant to the applicable exclusive equity option agreement. The term of each loan is ten years, and may be extended upon mutual agreement of the parties.

Equity Pledge Agreements

Under the equity pledge agreement among the VIEs, their legal shareholders and Fenghuang On-line, the legal shareholders of the VIEs have pledged their respective equity interests in the VIEs to Fenghuang On-line to secure the performance of the obligations of the VIEs and their legal shareholders under the applicable exclusive technical licensing and services agreement, voting right entrustment agreement, exclusive equity option agreement and loan agreement. The equity pledge agreements will remain in effect until the secured obligations have been fully performed by the VIEs or released by Fenghuang On-line.

Exclusive Technical Licensing and Service Agreements

Under the exclusive technical licensing and service agreements between Fenghuang On-line and each of the VIEs, Fenghuang On-line has the exclusive right to provide technical and consulting services to the VIEs, including developing and upgrading various software, developing system technology, maintaining operational hardware and providing various training and consulting services, among other services. The VIEs have agreed to pay a service fee to Fenghuang On-line equal to a certain percentage of their respective annual revenues plus a special service fee for certain services rendered by Fenghuang On-line at the request of the VIEs. The technical service agreements also transfer all of the economic benefit of intellectual property created by the affiliated consolidated entities to Fenghuang On-line. Each exclusive technical services agreement will remain in effect indefinitely and can be terminated only by Fenghuang On-line unless otherwise required by law.

The Group has evaluated the relationship among the Company, Fenghuang On-line and the VIEs in accordance with U.S. GAAP. Pursuant to the voting right entrustment agreements, the Company has obtained power, as granted to the legal shareholders by the applicable PRC law and under the articles of association of the VIEs, to direct all significant activities of the VIEs, which include but are not limited to budgeting, financing, and making other strategic and operational decisions, and will significantly impact the VIEs’ economic performance. Pursuant to the exclusive technical licensing and service agreements and other agreements, the Company has the right to receive benefits of the VIEs in the form of technical service fees, which could potentially be significant to the VIEs’ net income. In addition, the Company has right to receive all the residual assets of the VIEs through exercise of the exclusive equity option agreements. As a result, the Company, through Fenghuang On-line, is considered the primary beneficiary of the VIEs and therefore includes the VIEs’ assets, liabilities and operating results in its consolidated financial statements.

As of December 31, 2011, the total assets for the consolidated VIEs and their subsidiary were RMB464.8 million (US$73.9 million), which mainly comprised cash and cash equivalents, accounts receivable, prepayment and other current assets, amounts due from related parties and property and equipment. As of December 31, 2011, the total liabilities for the consolidated VIEs and their subsidiary were RMB411.9 million (US$65.5 million), which mainly comprised accounts payable, salary and welfare payable, taxes payable and accrued expenses and other current liabilities. These balances are reflected in the Company’s consolidated financial statements with intercompany transactions eliminated. With the Contractual Agreements with the VIEs, the Company has power to direct activities of the VIEs, and can freely have assets transferred out of the VIEs without any restrictions. Only the registered capital and PRC statutory reserves of the VIEs amounted to RMB29.7 million (US$4.7 million) as of December 31, 2011 can be used to solely settle obligations of the VIE. As both the consolidated VIEs are incorporated as limited liability companies under the PRC Company Law, the creditors do not have recourse to the general credit of the Company for all the liabilities of the consolidated VIE, consisted of RMB406.4 million (US$64.6 million) current liabilities and RMB5.5 million (US$0.9 million) long-term liabilities as of December 31, 2011.

Currently there is no contractual arrangement that could require the Company to provide additional financial support to the VIEs. As the Company is conducting its Internet-related business mainly through the VIEs, the Company may provide such support on a discretional basis in the future, which could expose the Company to a loss.

It is possible that the Company’s operation of certain of its operations and businesses through VIEs could be found by PRC authorities to be in violation of PRC laws and regulations prohibiting or restricting foreign ownership of companies that engage in such operations and businesses. If such a finding were made, regulatory authorities with jurisdiction over the licensing and operation of such operations businesses would have broad discretion in dealing with such a violation, including levying fines, confiscating the Company’s income, revoking the business or operating licenses of the affected businesses, requiring the Company to restructure its ownership structure or operations, or requiring the Company to discontinue all or any portion of its operations. Any of these actions could cause significant disruption to the Company’s business operations, and have a materially adverse impact on the Company’s cash flows, financial position and operating performance. The Company’s management considers the possibility of such a finding by PRC regulatory authorities to be remote.

In addition, it is possible that the contracts with the Company, the Company’s VIEs and shareholders of its VIEs would not be enforceable in China if PRC government authorities or courts were to find that such contracts contravene PRC laws and regulations or are otherwise not enforceable for public policy reasons. In the event that the Company was unable to enforce these contractual arrangements, the Company would not be able to exert effective control over the affected VIEs. Consequently, such VIE’s results of operations, assets and liabilities would not be included in the Company’s consolidated financial statements. If such were the case, the Company’s cash flows, financial position and operating performance would be materially adversely affected. The Company’s contractual arrangements with respect to its consolidated VIEs are approved and in place. The Company’s management believes that such contracts are enforceable, and considers the possibility remote that PRC regulatory authorities with jurisdiction over the Company’s operations and contractual relationships would find the contracts to be unenforceable.

There is no entity in the Group for which the Company has variable interest but is not the primary beneficiary as of December 31, 2011.

Principal Accounting Policies	12 Months Ended
Dec. 31, 2011
Principal Accounting Policies

2. Principal Accounting Policies

(a) Basis of presentation, principles of consolidation and cost allocations

The consolidated financial statements include the financial statements of the Company, its subsidiaries, its VIEs, and the subsidiary of one of its VIEs prepared on a going concern basis. The consolidated financial statements do not include the financial position and results of operations of PHOENIXi and its subsidiaries on a consolidated basis as they have been undergoing liquidation since October 2006 and were liquidated on December 21, 2011 (see Note 17). All significant transactions and balances among the Company, its subsidiaries, VIEs and the subsidiary of the VIE have been eliminated upon consolidation. Based on the contractual arrangements (see Note 1), the Company consolidates the VIEs as required by Accounting Standards Codification (“ASC”) 810 “Consolidation”, because Fenghuang On-line holds all the variable interests of the VIEs and has been determined to be the primary beneficiary of the VIEs. The consolidated financial statements of the Company are prepared in accordance with U.S. GAAP.

The Reorganization as described in Note 1 has been accounted for on a carryover basis as a reorganization of businesses under common control in a manner similar to a pooling of interests.

The Group and Phoenix TV Group have engaged in various mutual cooperation activities in content, branding and promotions, technical support and corporate management. There were no payments for these arrangements until November 2009, when the Group entered into a cooperation agreement with Phoenix TV which stipulates the costs and expenses charged to the Group related to content and other services provided by Phoenix TV Group (See Note 18(a)). The agreement was effective as of January 1, 2010. Accordingly, the related costs and expenses were recorded by the Group based on the cooperation agreement for the years ended December 31, 2010 and 2011. On March 28, 2011, Phoenix TV and the Group amended their cooperation agreement to extend the expiration of the cooperation period from November 2014 to March 2016. The consideration arrangements for the cooperation remained unchanged.

Apart from the above cooperation agreement, Phoenix TV Group also paid certain expenses on the behalf of the Group, such as technical support services, data line usage and other general and administrative expenses, which the Group needed to settle with Phoenix TV Group based on the actual amount, and were recorded in the consolidated statements of operations.

The Group’s consolidated financial statements includes the allocation of content costs, the allocation of advertising and promotion fees, technical services expenses and corporate administrative expenses, as well as technical support services, data line usage and other general and administrative expenses that Phoenix TV Group paid on the behalf of the Group. These costs and expenses were allocated or charged to the Group using the following principles for the years before 2010:

a)	Program content produced by Phoenix TV Group was partly used to support the Group’s operations. These content production costs were allocated to the Group based on its percentage of relative revenues generated from such content by the Group to the total relative revenues generated by the Group and Phoenix TV Group. The content production costs allocated to the Group were RMB1.5 million for the year ended December 31, 2009, which were included in cost of revenues and recorded as a contribution from Phoenix TV Group.

b)	Data line service fees paid to external parties by Phoenix TV Group on behalf of the Group were actually charged to the Group with the amount of RMB0.4 million for the year ended December 31, 2009. These fees were included in cost of revenues.

c)	The Group and Phoenix TV Group collaborated on and conducted promotion campaigns for mutual branding and promotions. Total advertising and promotion fees incurred by the Group and by Phoenix TV Group were allocated to the Group based on its percentage of revenues to the total revenues of the Group and Phoenix TV Group. For the year ended December 31, 2009, the Group’s actual incurred amount of the advertising and promotion expenses exceeded the advertising and promotion expenses allocated to the Group, and the excess portion was amounted to RMB1.4 million, which were recorded as a distribution to Phoenix TV Group.

d)	The Group allocated certain technical service expenses to Phoenix TV Group based on the percentage of estimated time incurred for Phoenix TV Group to the total time incurred for the Group and for Phoenix TV Group, with the amount of RMB0.3 million for the year ended December 31, 2009. These expenses were recorded as a distribution to Phoenix TV Group. In addition, salaries, bonuses and other benefits of Phoenix TV Group’s technical support staff were actually charged to the Group based on the actual time incurred for PNM business, amounted to RMB0.5 million for the year ended December 31, 2009, and were included in technology and product development expenses.

e)	Corporate administrative expenses comprised salaries, bonuses and other benefits of the Phoenix TV’s senior management which were allocated to the Group based on the percentage of estimated time incurred for PNM business to total time incurred for the Group and for Phoenix TV Group, amounted to RMB0.1 million for the year ended December 31, 2009. These expenses were included in general and administrative expenses and recorded as a contribution from Phoenix TV Group. In addition, other general and administrative expenses paid to external parties by Phoenix TV Group on behalf of the Group were actually charged to the Group, amounted to RMB1.1 million for the year ended December 31, 2009.

For the year ended December 31, 2009, the above equity transactions with Phoenix TV Group resulting from expenses allocations totaled to a net distribution of equity to Phoenix TV Group amounted to RMB 0.1 million.

(b) Use of estimates

The preparation of the Group’s consolidated financial statements in conformity with the U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ materially from such estimates. The Group believes that the accounting for advertising and paid service revenues, the allocation of content costs and other corporate expenses, the determination of estimated selling prices of multiple elements revenues contract, accounting for income taxes and uncertain tax positions, allowances for doubtful debt, share-based compensation, consolidation, determination of the estimated useful lives of property and equipment and intangible assets, assessment of impairment of long-lived assets, determination of the fair value of financial instruments, determination of the fair value of series A convertible redeemable preferred shares and foreign currency represent critical accounting policies that reflect the more significant judgments and estimates used in the preparation of its consolidated financial statements.

(c) Foreign currency translation

The Group uses Renminbi (“RMB”) as its reporting currency. The functional currency of the Company and its subsidiary incorporated in the BVI is United States dollar (“US$”), its subsidiary incorporated in Hong Kong is Hong Kong dollar (“HK$”), while the functional currency of the other entities in the Group is RMB. In the consolidated financial statements, the financial information of the Company and its subsidiaries, which use US$ or HK$ as their functional currency, have been translated into RMB at the exchange rates quoted by the People’s Bank of China (the “PBOC”). Assets and liabilities are translated at the exchange rates on the balance sheet date, equity amounts are translated at historical exchange rates, and revenues, expenses, gains, and losses are translated using the average rate for the period. Translation adjustments arising from these are reported as foreign currency translation adjustments and have been shown as a component of other comprehensive income/(loss) in the statement of shareholders’ equity/(deficit) and comprehensive income.

Foreign currency transactions denominated in currencies other than functional currency are translated into the functional currency using the exchange rates prevailing at the dates of the transactions. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are remeasured at the applicable rates of exchange in effect at that date. Foreign exchange gains and losses resulting from the settlement of such transactions and from remeasurement at period-end are recognized in foreign currency exchange gain or loss, net in the consolidated statement of operations.

(d) Convenience translation

Translations of amounts from RMB into US$ for the convenience of the reader were calculated at the noon buying rate of US$1.00 = RMB6.2939 on December 30, 2011 as set forth in the H.10 statistical release of the U.S. Federal Reserve Board. No representation is made that the RMB amounts could have been, or could be, converted into US$ at such rate.

(e) Fair value of financial instruments

The Group’s financial instruments include cash and cash equivalents, term deposits, accounts receivable, note receivable, amounts due from related parties, prepayment and other current assets, accounts payable, amounts due to related parties, advances from customers, salary and welfare payable, and accrued expense and other current liabilities. The carrying amount of accounts receivable, amounts due from related parties, prepayment and other current assets, accounts payable, amounts due to related parties, advances from customers, salary and welfare payable, accrued expense and other current liabilities approximates their fair value. Other financial instruments are measured at their respective fair values. On January 1, 2008, the Group adopted the U.S. GAAP guidance on “Fair Value Measurements”. Refer to Note 15 for details.

(f) Cash and cash equivalents

Cash and cash equivalents represent cash on hand, demand deposits, time deposits and highly liquid investments placed with banks or other financial institutions, which are unrestricted as to withdrawal or use, and which have original maturities of three months or less.

(g) Term deposits

Term deposits represent time deposits placed with banks with original maturities of more than three months and up to one year. Interest earned is recorded as interest income in the consolidated statements of operations for the periods presented.

(h) Accounts receivable, net

The carrying value of accounts receivable is reduced by an allowance that reflects the Group’s best estimate of the amounts that will not be collected. The Group makes estimations for the collectability of accounts receivable considering many factors including but not limited to reviewing accounts receivable balances, historical bad debt rates, repayment patterns, customer credit worthiness, financial conditions of the customers and industry trend analysis, resulting in their inability to make payments due to the Group. The Group also makes a specific allowance if there is evidence showing that the receivable is likely to be not recoverable. Refer to Note 4 for details.

(i) Property and equipment, net

Property and equipment are stated at cost less accumulated depreciation and impairment. Property and equipment are depreciated over the following estimated useful lives on a straight-line basis:

Estimated useful lives
Computer, equipment and furniture	5 years
Motor vehicles	5 years
Leasehold improvements	Lesser of lease terms or the estimated useful lives of the assets

Expenditures for maintenance and repairs are expensed as incurred. The gain or loss on the disposal of property and equipment is the difference between the net sales proceeds and the carrying amount of the relevant assets and is recognized in the consolidated statements of operations.

(j) Intangible assets, net

Intangible assets mainly consist of computer software purchased from unrelated third parties and an Internet domain name. Intangible assets are stated at cost less accumulated amortization, which is computed using the straight-line method over the estimated useful lives of the assets. The estimated useful lives are 5 years for computer software, and 10 years for the Internet domain name.

(k) Impairment of long-lived assets

Long-lived assets such as property and equipment and intangible assets are reviewed for impairment whenever events or changes in the circumstances indicate that the carrying value of an asset may not be recoverable. When these events occur, the Group assesses the recoverability of the long-lived assets by comparing the carrying amount to the estimated future undiscounted cash flows associated from the use of the asset and its eventual disposition, and recognize an impairment of long-lived assets when the carrying value of such assets exceeds the estimated future undiscounted cash flows such assets is expected to generate. If the Group identifies an impairment, the Group reduces the carrying amount of the assets group to its estimated fair value based on a discounted cash flow approach or, when available and appropriate, to comparable market values. No impairment of long-lived assets was recognized for any of the periods presented.

(l) Note receivable

Note receivable represents a promissory note investment in PHOENIXi, which was liquidated on December 21, 2011. Refer to Note 17 for details.

(m) Revenue recognition

Revenue is recognized when persuasive evidence of an arrangement exists, the price is fixed or determinable, service is performed and the collectability of the related fee is reasonably assured. In October 2009, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) 2009-13 Multiple Deliverable Revenue Arrangements to address the accounting for multiple-deliverable arrangements. ASU 2009-13 is effective prospectively in fiscal years beginning upon or after June 15, 2010, and early adoption is permitted. The Group has elected early adoption ASU 2009-13 through a retrospective application to all revenue arrangements for all periods presented of the financial statements.

(i)	Net advertising revenues

Advertising revenues are derived principally from advertising arrangements where the advertisers pay to place their advertisements on the Group’s website in different formats over a particular period of time. Such formats generally include but are not limited to banners, text-links, videos, logos, buttons, and rich media. Advertisements on the Group’s website are generally charged on the basis of duration, and advertising contracts are signed to establish the fixed price and the advertising services to be provided. Where collectability is reasonably assured, advertising revenues from advertising contracts are recognized ratably over the contract period of display.

The majority of the Group’s advertising revenue arrangements involve multiple element deliverables, including placements of different advertisement formats on the Group’s website over different periods of time. The Group breaks down the multiple element arrangements into single units of accounting when possible, and allocates total consideration to each single unit of accounting using the relative selling price method. The Group mainly uses (a) vendor-specific objective evidence of selling price, if it exists; otherwise, (b) third -party evidence of selling price. If neither (a) nor (b) exists, the Group will use (c) management’s best estimate of the selling price for that deliverable. The Group recognizes revenue on the elements delivered and defers the recognition of revenue for the fair value of the undelivered elements until the remaining obligations have been satisfied. Where all of the elements within an arrangement are delivered uniformly over the agreement period, the revenues are recognized on a straight line basis over the contract period.

Agency service fees to third-party advertising agencies

The Group provides cash incentives in the form of agency service fees to certain third-party advertising agencies based on sales performance, and accounts for such incentives as a reduction of revenue in accordance with ASC 605-50-25 Customer Payments and Incentives: Recognition. The Group has estimated and recorded RMB8.6 million, RMB26.9 million and RMB49.1 million (US$7.8 million) in agency service fees to third-party advertising agencies for the years ended December 31, 2009, 2010 and 2011, respectively.

Barter transactions

The Group enters into barter transaction involving advertising services and follows ASC 605-20 Revenue recognition: Services. Such barter transactions should be recorded at fair value only if such value of the advertising surrendered in the transaction is determinable within reasonable limits. The Group did not recognize revenue and expenses for advertising-for-advertising barter transactions since the fair value of the advertising services surrendered/received in the transaction is not determinable for the years ended December 31, 2009, 2010 and 2011. For the year ended December 31, 2011, except for advertising-for-advertising barter transactions, the Group recognized revenue from barter transactions involving exchanging advertising services for technical and marketing services amounted to RMB2.3 million (US$0.4 million).

(ii)	Paid service revenues

Paid service revenues comprise of MIVAS and video VAS.

MIVAS

MIVAS revenues are derived from providing mobile phone users with digital reading services, mobile game services, wireless value-added services (“WVAS”) and Internet value-added services(“Internet VAS”). WVAS include short messaging services (“SMS”), multi-media messaging services (“MMS”), music services such as ring-back tone (“RBT”), interactive voice response (“IVR”) and wireless application protocol (“WAP”) services. Revenues from digital reading services, mobile game services and WVAS are charged on a monthly or per-usage basis. Internet VAS revenues mainly consisted of online games and online promotion solutions. Revenues from MIVAS are recognized in the period in which the service is performed, provided that no significant obligation remains, collection of the receivables is reasonably assured and the amounts can be accurately estimated.

The Group contracts with China Mobile Communication Corporation and its subsidiaries (“CMCC”), and to a lesser degree, with other mobile operators, for billing, collection and transmission services related to the MIVAS offered to its users. The determination of whether to record these revenues using the gross or net method is based on an assessment of various factors; the primary factors are whether the Group is acting as the principal in offering services to the customer or as an agent in the transaction, and the specific requirement of each contract. CMCC and its subsidiaries are related parties of the Group, see Note 19.

For mobile game services and most of WVAS, the Group is responsible to provide desired services to the customers and has reasonable latitude to establish price, therefore the Group is considered the primary obligor in these transactions, and revenues from these services are recorded on a gross basis. Revenues from digital reading services and music services are recorded on a net basis as the Group is acting as an agent of operators in these transactions.

Due to the time lag between when the services are rendered and when the operator billing statements are received, most MIVAS revenues are estimated based on the Group’s internal billing records and transmissions for the month, adjusting for prior periods’ confirmation rates with operators and prior periods’ discrepancies between internally estimated revenues and actual revenues confirmed by operators. There was no significant difference between the Group’s estimates and the operators’ billing statements for all the periods presented.

The Group also contracts with CMCC to provide news contents and other services to support CMCC’s own mobile newspaper products. A fixed fee is charged for the contract period, and is recognized as revenue using straight-line method.

Video VAS

The Group provides video programming such as documentaries, news clips and features edited and produced by the Group to the customers through its online subscription and pay-per-view video services and mobile subscription and pay-per-view video services. Such revenues are recognized evenly in the subscription period, or in the period in which pay-per-view service is provided, provided no significant obligation remains, collection of the receivables is reasonably assured and the amounts can be accurately estimated.

The Group contracts with CMCC and other mobile operators for billing, collection and transmission services related to the mobile video services. Revenues from mobile video services are recorded on a net basis as the operators are considered primary obligor in the transaction.

The Group also generates revenues from video content sales agreements for television programming produced by Phoenix TV Group. The video content sales agreements the Group enters into involve the transfer of non-exclusive broadcasting rights to other third party websites or other Internet and mobile media companies for a definitive license period. In accordance with ASC 926-605 Entertainment-Films, Revenue Recognition, the Group recognizes revenues in respect of its video content sales arrangements when the following criteria are met: persuasive evidence of a video content sales arrangement with a customer exists, the content has been delivered or is available for immediate and unconditional delivery, the sublicense period of the arrangement has begun and the customer can begin its exhibition, the arrangement fee is fixed or determinable and collection of the arrangement fee is reasonably assured. Pursuant to the cooperation agreement signed with Phoenix TV, the Group pays Phoenix TV 50% of the revenues generated from sales of Phoenix TV’s video content, which is recorded in cost of revenues. See Note 18(a).

(n) Cost of revenues

The Group’s cost of revenues consists primarily of (i) revenue sharing fees, including service fees retained by mobile telecommunications operators which are recognized as cost of revenues for revenues recorded on gross basis and revenue sharing fees paid to the company’s channel partners, (ii) content and operational costs, including salary expenses associated with content production and advertisement sales support staff, content procurement costs to third party professional media companies and to Phoenix TV, administrative costs related to in-house content production, channel testing costs, rental cost, depreciation and other operating costs, (iii) bandwidth costs, and (iv) business taxes and related surcharges.

In China, business taxes are imposed by the government on the revenues reported by the selling entities for the provision of taxable services in China, transfer of intangible assets and the sale of immovable properties in China. The business tax rate varies depending on the nature of the revenues. The Group is also subject to cultural development fee on the provision of advertising services in China. As a result of the Group’s current structure in the PRC, the Group’s revenues are subject to business tax and surcharge more than once. The VIEs’ advertising revenues earned from external customers are subject to business taxes, surcharges and cultural development fees of totaling 8.5%. The VIEs’ paid service revenues earned from external customers are subject to business taxes and surcharges ranging from 3.3% to 5.5%. Additionally, the technical service fees paid by the VIEs to Fenghuang On-line pursuant to the Contractual Agreements are subject to business taxes and surcharges of 5.5%.

The Group records the business tax and surcharges incurred in cost of revenues. The business tax and surcharges in cost of revenues for the years ended December 31, 2009, 2010 and 2011 were RMB13.8 million, RMB28.3 million and RMB59.5 million (US$9.5 million), respectively.

(o) Sales and marketing expenses

Sales and marketing expenses comprise primarily of: (i) the sales and marketing personnel-related expenses including sales commissions; (ii) advertising and promotion expenses; and (iii) rental expense, depreciation and amortization expenses. The Group expenses advertising costs as incurred. Total advertising expenses were RMB5.9 million, RMB10.6 million and RMB17.5 million (US$2.8 million) for the years ended December 31, 2009, 2010 and 2011, respectively.

(p) Technology and product development expenses

Technology and product development expenses mainly consist of: (i) personnel-related expenses associated with the development of, enhancement to, and maintenance of the Group’s websites; (ii) expenses associated with new technology and product development and enhancement; and iii) rental expense and depreciation of servers. The Group expenses technology and product development expenses as incurred for all the periods presented.

(q) Operating leases

Leases where substantially all the rewards and risks of ownership of assets remain with the leaser are accounted for as operating leases. Payments made under operating leases are charged to the consolidated statements of operations on a straight-line basis over the lease term. The Group normalizes rent expense on operating leases that involve rent concessions.

(r) Share-based compensation

The Company has incentive plans for the granting of share-based awards, including share options, restricted shares and restricted share units. The Company measures the cost of employee services received in exchange for share-based compensation at the grant date fair value of the award. The Company recognizes the share-based compensation as costs and/or expenses in the consolidated statements of operations, net of estimated forfeitures, on a graded-vesting basis over the vesting term of the awards.

Cancellation of an award accompanied by the concurrent grant of a replacement award is accounted for as a modification of the terms of the cancelled award (“modification awards”). The compensation costs associated with the modification awards are recognized if either the original vesting condition or the new vesting condition has been achieved. Such compensation costs cannot be less than the grant-date fair value of the original award. The incremental compensation cost is measured as the excess of the fair value of the replacement award over the fair value of the cancelled award at the cancellation date. Therefore, in relation to the modification awards, the Company recognizes share-based compensation over the vesting periods of the new awards, which comprises (i) the amortization of the incremental portion of share-based compensation over the remaining vesting term and (ii) any unrecognized compensation cost of original award, using either the original term or the new term, whichever is higher for each reporting period.

The Company adopts the Black-Scholes option pricing model to determine the fair value of share options and determines the fair value of restricted share and restricted share units based on the fair value of the underlying ordinary shares at the grant date considering the dilutive effect of restricted share and restricted share units.

Forfeiture rate are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from initial estimates. The Group uses historical data to estimate pre-vesting option and restricted share units forfeitures and record stock-based compensation expense only for those awards that are expected to vest. See Note 14 for further information regarding share-based compensation assumptions and expenses.

(s) Income taxes

Current income taxes are provided on the basis of net income for financial reporting purposes, adjusted for income and expense items which are not assessable or deductible for income tax purposes, in accordance with the regulations of the relevant tax jurisdictions. Deferred income taxes are provided using an asset and liability method. Under this method, deferred income taxes are recognized for the tax consequences of temporary differences by applying enacted statutory rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. The tax base of an asset or liability is the amount attributed to that asset or liability for tax purpose. The effect on deferred taxes of a change in tax rates is recognized in statement of operations in the period of change. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion of, or all of the deferred tax assets will not be realized.

Uncertain tax positions

The Group adopted the provisions of ASC subtopic 740-10 (“ASC 740-10”), Income Taxes: Overall, on January 1, 2007, which clarified the accounting for uncertainty in income taxes by prescribing the recognition and measurement thresholds a tax position is required to meet before being recognized in the financial statements. The guidance prescribes a more likely than not threshold for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Significant judgment is required in evaluating the Group’s uncertain tax positions and determining its provision for income taxes. See Note 11 for details of the Group’s tax positions.

(t) Employee social security and welfare benefits

Full-time employees of the Group in the PRC are entitled to staff welfare benefits including pension, work-related injury benefits, maternity insurance, medical insurance, unemployment benefit and housing fund plans through a PRC government-mandated multi-employer defined contribution plan. The Group is required to accrue for these benefits based on certain percentages of the employees’ salaries, up to a maximum amount specified by the local government. The Group is required to make contributions to the plans out of the amounts accrued. The PRC government is responsible for the medical benefits and the pension liability to be paid to these employees and the Group’s obligations are limited to the amounts contributed. Employee social benefits included as expenses in the accompanying consolidated statements of operations were RMB11.9 million, RMB17.9 million and RMB31.7 million (US$5.0 million) for the years ended December 31, 2009, 2010 and 2011, respectively.

(u) Statutory reserves

In accordance with the laws applicable to China’s Foreign Investment Enterprises, Fenghuang On-line has to make appropriations from its after-tax profit (as determined under the Accounting Standards for Business Enterprises as promulgated by the Ministry of Finance of the People’s Republic of China (“PRC GAAP”)) to non-distributable reserve funds including (i) general reserve fund, (ii) enterprise expansion fund and (iii) staff bonus and welfare fund. The appropriation to the general reserve fund must be at least 10% of the after-tax profits calculated in accordance with PRC GAAP. Appropriation is not required if the reserve fund has reached 50% of the registered capital of the respective company. Appropriations to the other two reserve funds are at the respective companies’ discretion.

In accordance with China’s Company Laws, Tianying Jiuzhou, Tianying Chuangzhi and Yifeng Lianhe must make appropriations from their after-tax profit (as determined under PRC GAAP) to non-distributable reserve funds including (i) statutory surplus fund and (ii) discretionary surplus fund. The appropriation to the statutory surplus fund must be at least 10% of the after-tax profits calculated in accordance with PRC GAAP. Appropriation is not required if the surplus fund has reached 50% of the registered capital of the respective company. Appropriation to the discretionary surplus fund is at the discretion of the respective company.

The Group has made appropriations of RMB1.9 million, RMB4.0 million and RMB14.3 million (US$2.3 million) to its statutory reserves for the years ended December 31, 2009, 2010 and 2011, respectively.

(v) Related parties

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Parties are also considered to be related if they are subject to common control or significant influence, such as a family member or relative, shareholder, or a related corporation.

(w) Dividends

Dividends are recognized when declared. No dividends were declared for the years ended December 31, 2009 and 2010 and 2011, respectively. The Group does not have any present plan to pay dividends on ordinary shares in the foreseeable future. The Group currently intends to retain the available funds and future earnings to operate and expand its business.

(x) Net loss per share

The Company computes net loss per Class A and Class B ordinary shares in accordance with ASC subtopic 260-10 (“ASC 260-10”), Earnings Per Share: Overall, using the two class method. Under the two-class method, net income is allocated between ordinary shares and other participating securities based on their participating rights. Net losses are not allocated to other participating securities if based on their contractual terms they are not obligated to share in the losses.

Basic net loss per share is computed by dividing net loss attributable to ordinary shareholders, considering the accretion of redemption feature and amortization of beneficial conversion feature related to its convertible redeemable preferred shares (see Note 12), by the weighted average number of ordinary shares outstanding during the period except that it does not include unvested restricted share.

Diluted net loss per share is calculated by dividing net loss attributable to ordinary shareholders, as adjusted for the effect of dilutive ordinary equivalent shares, if any, by the weighted average number of ordinary shares and dilutive ordinary equivalent shares outstanding during the period. Dilutive ordinary equivalent shares are excluded in the denominator of the diluted loss per share calculation if their effects would be anti-dilutive. Dilutive ordinary equivalent shares consist of ordinary shares issuable upon the conversion of the Series A Preferred Shares using the if-converted method, ordinary shares issuable upon the conversion of contingently issuable shares for former employees using the if-converted method, and ordinary shares issuable upon the exercise of share options and the vesting of restricted share units and restricted shares using the treasury stock method.

(y) Comprehensive income

Comprehensive income is defined as the change in equity of the Company during a period arising from transactions and other events and circumstances excluding transactions resulting from investments by shareholders and distributions to shareholders. Comprehensive income is reported in the consolidated statements of shareholders’ equity/(deficit) and comprehensive income. Accumulated other comprehensive loss, as presented on the Company’s consolidated balance sheets, includes the foreign currency translation adjustment.

(z) Segment reporting

Based on the criteria established by ASC 280 “Segment Reporting”, the Group’s chief operating decision maker has been identified as the Chief Executive Officer, who reviews consolidated results when making decisions about allocating resources and assessing performance of the Group. The Group has internal reporting of cost and expenses that does not distinguish between segments, and reports costs and expenses by nature as a whole. The Group does not distinguish between markets or segments for the purpose of internal reporting. Hence, the Group has only one operating segment. As the Group’s long-lived assets and revenue are substantially located in and derived from the PRC, no geographical segments are presented.

(aa) Recently issued accounting pronouncements

In May 2011, the FASB issued Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, an accounting standard update which amended the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. For public entities, the amendments are effective prospectively during interim and annual periods beginning after December 15, 2011. Early adoption is not permitted. The Group does not expect the adoption of this guidance to have a significant effect on its consolidated financial statements.

In June 2011, the FASB issued revised guidance on “Presentation of Comprehensive Income.” The revised guidance requires an entity to present reclassification adjustments on the face of the financial statements from other comprehensive income to net income and eliminates one presentation option to present the components of other comprehensive income as part of the statement of changes in shareholders’ equity. The revised guidance states that an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In a single continuous statement, the entity is required to present the components of net income and total net income, the components of other comprehensive income and a total for other comprehensive income, along with the total of comprehensive income in that statement. In the two-statement approach, an entity is required to present components of net income and total net income in the statements of operations. The statement of other comprehensive income should immediately follow the statements of operations and include the components of other comprehensive income and a total for other comprehensive income, along with a total for comprehensive income. In addition, in December 2011, the FASB issued revised guidance on “Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards.” The revised guidance specifies that an entity should defer the changes related to the presentation of reclassification adjustments. The revised guidance is effective for interim or annual periods beginning after December 15, 2011. This amendment is effective the same time the new standard on comprehensive income is adopted. The Group intends to provide the required financial reporting presentation upon the effective date of the updated standard. The adoption of these standards will change the presentation of the Group’s financial statement but will not affect the calculation of net income, comprehensive income or earnings per share.

In December 2011, the FASB issued revised guidance on “Disclosures About Offsetting Assets and Liabilities”. The revised guidance specifies that an entity should disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The revised guidance affects all entities that have financial instruments and derivative instruments. The revised guidance is effective for annual reporting periods beginning on or after January 1, 2013. The Group is currently evaluating the impact on its consolidated financial statements of adopting this guidance.

Certain Risks and Concentration	12 Months Ended
Dec. 31, 2011
Certain Risks and Concentration

3. Certain Risks and Concentration

(a) Major customers

Significant portion of Group’s MIVAS generate through and from CMCC, which is also a related party as a result of being a shareholder of Phoenix TV. CMCC is a major mobile network operator in China. It provides billing, collection and transmission services related to the paid services offered by most of the wireless service and content providers in China. The revenues generated through and from CMCC for the years ended December 31, 2009, 2010 and 2011 were RMB157.3 million, RMB281.6 million and RMB447.3 million (US$71.1 million), respectively, which accounted for 59.9%, 53.3% and 47.1% of respective periods’ total revenues.

The accounts receivable from CMCC as of December 31, 2010 and 2011 were RMB16.5 million and RMB63.9 million (US$10.2 million), respectively, which is included on the balance sheet as “Amounts due from related parties”. Except for CMCC, there is no other customer with revenues or receivables over 10% of total revenues or total accounts receivable, respectively.

(b) Credit risk

The Group’s credit risk arises from cash and cash equivalents, term deposits, as well as credit exposures to receivables due from its customers, related parties and other parties.

The Group expects that there is no significant credit risk associated with cash and cash equivalents and term deposits which were held by reputable financial institutions in the jurisdictions where the Company, its subsidiaries, VIEs and the subsidiary of one of the VIEs are located. The Group believes that it is not exposed to unusual risks as these financial institutions have high credit quality.

The Group has no significant concentrations of credit risk with respect to its customers, except for the account receivable from CMCC as discussed above. The Group assesses the credit quality of and sets credit limits on its customers by taking into account their financial position, the availability of guarantee from third parties, their credit history and other factors such as current market conditions.

(c) Currency convertibility risk

The Group’s operating transactions and its assets and liabilities are mainly denominated in RMB. RMB is not freely convertible into foreign currencies. The value of the RMB is subject to changes by the central government policies and to international economic and political developments. In the PRC, certain foreign exchange transactions are required by law to be transacted only by authorized financial institutions at exchange rates set by the People’s Bank of China (the “PBOC”).

Remittances in currencies other than RMB by the Group in China must be processed through PBOC or other China foreign exchange regulatory bodies which require certain supporting documentation in order to affect the remittance.

(d) PRC regulations

The Chinese market in which the Group operates exposes the Company to certain macro-economic and regulatory risks and uncertainties. These uncertainties extend to the ability of the Group to provide online advertising, mobile and Internet related services through contractual arrangements in the PRC since these industries remains highly regulated. The Chinese government may issue from time to time new laws or new interpretations on existing laws to regulate this industry. Regulatory risk also encompasses the interpretation by the tax authorities of current tax laws, the status of properties leased for the Group’s operations and the Group’s legal structure and scope of operations in the PRC, which could be subject to further restrictions resulting in limitations on the Group’s ability to conduct business in the PRC. The PRC government may also require the Group to restructure its operations entirely if it finds that its contractual arrangements do not comply with applicable laws and regulations. It is unclear how a restructuring could impact the Group’s business and operating results, as the PRC government has not yet found any such contractual arrangements to be in noncompliance. However, any such restructuring may cause significant disruption to the Group’s business operations.

Accounts Receivable, Net	12 Months Ended
Dec. 31, 2011
Accounts Receivable, Net

4. Accounts Receivable, Net

The Group closely monitors the collection of its accounts receivable and records a reserve for doubtful accounts against accounts receivable balance and for specifically identified amounts that it believes are not recoverable. If the economic situation and the financial condition of a customer deteriorates which results in an impairment of its ability to make payments, additional allowances might be required. Receivable balances are written off against the reserve when they are determined to be uncollectible. The following table sets out the balance of accounts receivable as of December 31, 2010 and 2011:

	As of December 31,
	2010	2011	2011
	RMB	RMB	US$
Accounts receivable, gross	79,490	210,501	33,445
Allowance for doubtful accounts receivable	(2,447)	(8,404)	(1,335)

Accounts receivable, net	77,043	202,097	32,110

The following table presents movement of the allowance for doubtful accounts receivable:

	2009	2010	2011	2011
	RMB	RMB	RMB	US$
Balance at the beginning of the period	2,035	1,398	2,447	389
Additions charged to bad debt expenses	248	1,049	11,926	1,894
Write-off of bad debt provision	(885)	—	(5,969)	(948)

Balance at the end of the period	1,398	2,447	8,404	1,335

Prepayment and Other Current Assets	12 Months Ended
Dec. 31, 2011
Prepayment and Other Current Assets

5. Prepayment and Other Current Assets

The following is a summary of prepayment and other current assets:

	As of December 31,
	2010	2011	2011
	RMB	RMB	US$
Prepaid rental and deposit	3,405	4,634	736
Prepayment to suppliers and other business related expenses	14,442	30,265	4,809
Receivable related to exercise of employee option	—	10,924	1,736
Others	1,542	511	81

Total	19,389	46,334	7,362

Prepayment to suppliers and other business related expenses mainly consist of business related staff advance, and the Group’s prepaid content licenses fee to third-party content suppliers for the rights to access and present on the Group’s website the contents produced by these suppliers during a certain period. These content licenses generally have a licensing period of one to three years, and are amortized over the license period on a straight-line basis. The portion of the prepaid content license cost that relates a license period that is more than 12 months from the balance sheet dates are classified as other non-current asset. Receivable related to exercise of employee option mainly includes the receivable from the option exercise agency which amount was collected in January 2012.

Property and Equipment, Net	12 Months Ended
Dec. 31, 2011
Property and Equipment, Net

6. Property and Equipment, Net

The following is a summary of property and equipment, net:

	As of December 31,
	2010	2011	2011
	RMB	RMB	US$
Computer, equipment and furniture	30,118	55,070	8,750
Motor vehicles	1,655	2,601	413
Leasehold improvements	11,359	13,651	2,169

Total	43,132	71,322	11,332
Less: Accumulated depreciation	(19,021)	(30,310)	(4,816)

Net book value	24,111	41,012	6,516

Depreciation expenses for the years ended December 31, 2009, 2010 and 2011 were RMB5.9 million, RMB7.6 million and RMB11.3 million (US$1.8 million), respectively.

Intangible Assets, Net	12 Months Ended
Dec. 31, 2011
Intangible Assets, Net

7. Intangible Assets, Net

The following table summarizes the Group’s intangible assets, net:

	As of December 31,
	2010	2011	2011
	RMB	RMB	US$
Software	3,212	7,250	1,151
Domain name	54	54	9

Total	3,266	7,304	1,160
Less: Accumulated amortization	(903)	(1,889)	(300)

Net book value	2,363	5,415	860

Amortization expenses for the years ended December 31, 2009, 2010 and 2011 were RMB0.2 million, RMB0.5 million and RMB1.0 million (US$0.2 million), respectively. Based on the current amount of intangible assets subject to amortization, the estimated amortization expenses for each of the following five years are as follows: 2012: RMB1.4 million, 2013: RMB1.3 million, 2014: RMB1.3 million: 2015: RMB1.0 million, 2016: RMB0.4 million.

Other Non-Current Assets	12 Months Ended
Dec. 31, 2011
Other Non-Current Assets

8. Other Non-Current Assets

The following is a summary of other non-current assets:

	As of December 31,
	2010	2011	2011
	RMB	RMB	US$
Rental deposits	1,441	9,203	1,462
Non-current portion of prepayment to suppliers and other business related expenses	1,042	2,925	465

Total	2,483	12,128	1,927

Accrued Expenses and Other Current Liabilities	12 Months Ended
Dec. 31, 2011
Accrued Expenses and Other Current Liabilities

9. Accrued Expenses and Other Current Liabilities

Accrued expenses and other current liabilities are comprised of:

	As of December 31,
	2010	2011	2011
	RMB	RMB	US$
Deposit from advertising agencies	3,790	11,702	1,859
Accrued professional fees	751	5,800	922
General operating expenses payables	2,470	20,497	3,256
Others	136	1,277	202

Total	7,147	39,276	6,239

Cost of Revenues	12 Months Ended
Dec. 31, 2011
Cost of Revenues

10. Cost of Revenues

The cost of revenues is as follows:

	For the Years Ended December 31,
	2009	2010	2011	2011
	RMB	RMB	RMB	US$
Revenue sharing fees	75,496	151,732	285,960	45,435
Content and operational costs	61,815	99,838	171,707	27,281
Bandwidth costs	18,904	19,552	37,462	5,952
Business tax and surcharges	13,847	28,301	59,547	9,461

Total	170,062	299,423	554,676	88,129

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes

11. Income Taxes

Income Tax Expense and Effective Tax Rate

The provisions for income tax expenses are summarized as follows:

	For the Years Ended December 31,
	2009	2010	2011	2011
	RMB	RMB	RMB	US$
Current tax expenses	1,675	8,927	26,464	4,204
Deferred tax (benefit)/expenses	(15)	1,572	(11,318)	(1,798)

Income tax expenses	1,660	10,499	15,146	2,406

The components of income before tax and income tax expenses for PRC and non-PRC operations are as follows:

	For the Years Ended December 31,
	2009	2010	2011	2011
	RMB	RMB	RMB	US$
Income arising from PRC operations	13,689	102,658	155,625	24,726
Loss arising from non-PRC operations	(11,742)	(18,076)	(38,004)	(6,037)

Income before tax	1,947	84,582	117,621	18,689

Income tax expenses relating to PRC operations	1,660	10,499	15,122	2,402
Income tax expense relating to non-PRC operations	—	—	24	4

Income tax expenses	1,660	10,499	15,146	2,406

Effective tax rate for PRC operations	12.1%	10.2%	9.7%	9.7%

Cayman Islands (“Cayman”)

Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gain. Additionally, upon payments of dividends to the shareholders, no Cayman Islands withholding tax will be imposed.

British Virgin Islands (“BVI”)

The Group is exempted from income tax on its foreign-derived income in the BVI. There are no withholding taxes in the BVI.

Hong Kong

Entity incorporated in Hong Kong is subject to the tax rate 16.5% on the estimated assessable profit arising in Hong Kong in 2011.

PRC

Prior to January 1, 2008, companies established in China were generally subject to state and local corporate income taxes, or EIT, at statutory rates of 30% and 3%, respectively. Pursuant to the income tax laws and rules then effective, an enterprise qualified as a “New Technology Enterprise” was entitled to a preferential EIT rate of 15% and was further entitled to a three-year EIT exemption for the first three years from the date of incorporation, and a 50% reduction of its applicable EIT rates for the succeeding three years. In addition, an enterprise qualified as a “High and New Technology Enterprise” (“HNTE”) was entitled to a preferential EIT rate of 15%. Fenghuang On-line was qualified as a New Technology Enterprise.

On March 16, 2007, the National People’s Congress of PRC enacted a new Corporate Income Tax Law (“EIT Law”), under which Foreign Investment Enterprises (“FIEs”) and domestic companies would be subject to EIT at a uniform rate of 25%. There will be a five-year transition period for FIEs, during which FIEs are allowed to continue to enjoy their existing preferential tax treatments. Preferential tax treatments will continue to be granted to entities which conduct businesses in certain encouraged sectors and to entities otherwise classified as “Software Enterprises” and/or HNTE, irrespective of whether they are FIEs or domestic companies. The EIT Law became effective on January 1, 2008.

In addition, the EIT Law provides grandfather treatment for enterprises which were qualified as “New Technology Enterprises” under the previous income tax laws and were established before March 16, 2007, if they continue to meet the criteria for New Technology Enterprises after January 1, 2008. The grandfather provision allows these enterprises continue to enjoy their unexpired tax holiday provided by the previous income tax laws and rules.

Under the previous income tax laws and rules prior to January 1, 2008, Fenghuang On-line has been qualified as a New Technology Enterprise, could enjoy a favorable tax rate of 15% and was exempted from income tax for three years beginning with their first year of operations, and was entitled to a 50% tax reduction to 7.5% for the subsequent three years and 15% thereafter. Fenghuang On-line continued to meet the criteria for New Technology Enterprises from 2008 to 2010, and it has also been qualified as HNTE under the EIT Law in 2008, and it can continue to enjoy its unexpired tax holidays. In 2011, Fenghuang On-line resubmitted applications for qualification as a HNTE, which were approved in October 2011. Therefore, Fenghuang On-line was entitled to tax exemption from 2006 to 2008 , a 50% reduction of its applicable EIT rate to 7.5% from 2009 to 2011 and will be subject to a 15% income tax rate for the years 2012 and 2013.

In April 2010, the State Administration of Tax (“SAT”) issued Circular 157, which seeks to provide additional guidance on the interaction of certain preferential tax rates under the transitional rules of the EIT Law. Prior to Circular 157, the Group interpreted the law to mean that if an entity was in a period where it was entitled to a 50% reduction in the tax rate and was also entitled to a 15% rate of tax due to HNTE status under the EIT Law, then it was entitled to pay tax at the rate of 7.5%. Circular 157 appears to have the effect that such an entity is entitled to pay tax at either 15% or 50% of the applicable PRC tax rate. The effect of Circular 157 is retrospective and would apply to 2008 and 2009.

However, to date, the Beijing local-level tax bureau has not implemented Circular 157 and is holding the view that the relevant provisions might not apply to HNTE in Science & Technology Park of Haidian District, where Fenghuang On-line is located. Therefore Fenghuang On-line has kept its current practice unchanged. The Group expects more guidance to be issued in the future. Upon the issuance of such guidance, Fenghuang On-line’s effective tax rate might increase. If Circular 157 were implemented with a retroactive effect, Fenghuang On-line would be liable to pay additional taxes for its historical earnings before the implementation of Circular 157. The Group did not recognize liability for this uncertainty as it believes the probability of a retroactive implementation is remote.

In 2008, Tianying Jiuzhou was qualified as a HNTE under the EIT Law. Therefore, Tianying Jiuzhou was entitled to the preferential tax rate of 15% from 2008 to 2010. In 2011, Tianying Jiuzhou resubmitted applications for qualification as a HNTE, which were approved in October 2011. Therefore, Tianying Jiuzhou is subject to a 15% income tax rate from 2011 to 2013.

Yifeng Lianhe was qualified as a HNTE under the EIT Law in 2011. Therefore, Yifeng Lianhe is subject to 15% income tax rate from 2011 to 2013.

Tianying Chuangzhi is subject to a 25% EIT rate for all the periods presented.

The EIT Law also provides that an enterprise established under the Laws of foreign countries or regions but whose “de facto management body” is located in the PRC be treated as a resident enterprise for PRC tax purposes and consequently be subject to the PRC income tax at the rate of 25% for its global income. The Implementing Rules of the EIT Law merely define the location of the “de facto management body” as “the place where the exercising, in substance, of the overall management and control of the production and business operation, personnel, accounting, properties, etc., of a non-PRC company is located.” Based on a review of surrounding facts and circumstances, the Group does not believe that it is likely that its operations outside of the PRC should be considered a resident enterprise for PRC tax purposes. However, due to limited guidance and implementation history the EIT Law, should PNM be treated as a resident enterprise for PRC tax purposes, the Company will be subject to PRC tax on worldwide income at a uniform tax rate of 25% retroactive to January 1, 2008.

Withholding Tax on Undistributed Dividends

EIT Law imposes a withholding tax for any dividends to be distributed by an FIE to its immediate holding company outside of China, if such immediate holding company is considered a non-resident enterprise without any establishment or place within China or if the received dividends have no connection with the establishment or place of such immediate holding company within China, unless such immediate holding company’s jurisdiction of incorporation has a tax treaty with China that provides for a different withholding arrangement. All FIEs are subject to the withholding tax from January 1, 2008.

Under U.S. GAAP, undistributed earnings are presumed to be transferred to the parent company and are subject to the withholding taxes. The presumption may be overcome if the Company has sufficient evidence to demonstrate that the undistributed dividends will be re-invested and the remittance of the dividends will be postponed indefinitely.

The current policy approved by the Company’s Board of Directors allows the Company to distribute PRC earnings offshore only if the Company does not have to pay dividend tax. Such policy may require the Company to reinvest all earnings made since 2008 onshore indefinitely, or be subject to a significant withholding tax should its policy change to allow for earnings distribution offshore. As of December 31, 2011, the Company did not record any withholding tax on the retained earnings of its FIEs in the PRC as the Company intends to reinvest its earnings to incorporate new PRC entities in China, and its FIEs do not intend to declare dividends to their immediate foreign holding companies.

Reconciliation of the Differences Between Statutory Tax Rate and the Effective Tax Rate

Reconciliation of the difference between PRC statutory income tax rate and the Group’s effective income tax rate for PRC operations for the years ended December 31, 2009, 2010 and 2011 is as follows:

	For the Years Ended December 31,
	2009	2010	2011
	%	%	%
Statutory income tax rate	25.0	25.0	25.0
Permanent differences	(8.5)	(2.2)	(2.4)
Change in valuation allowance	12.8	(0.5)	(0.7)
Effect of preferential tax benefits	(20.8)	(14.1)	(13.5)
Uncertain tax positions	3.3	1.9	1.3
Others	0.3	0.1	—

Effective income tax rate	12.1	10.2	9.7

The combined effects of the income tax expense exemption and reduction available to the Group are as follows:

	For the Years Ended December 31,
	2009	2010	2011	2011
	RMB	RMB	RMB	US$
Preferential tax rate effects	2,854	14,430	20,950	3,329
Basic net income per share effect	0.01	0.04	0.04	0.01

Deferred Tax Assets and Liabilities

The tax effects of temporary differences that give rise to the deferred tax assets balances at December 31, 2010 and 2011 are as follows:

	As of December 31,
	2010	2011	2011
	RMB	RMB	US$
Deferred tax assets - current:
Provision of allowance for doubtful accounts receivables	613	3,323	528
Accrued payroll and expense	—	8,608	1,368

Total current deferred tax assets	613	11,931	1,896

Deferred tax assets - non-current:
Net operating loss carry forward	1,856	750	119
Less: valuation allowance	(1,856)	(750)	(119)

Total non-current deferred tax assets, net	—	—	—

As of December 31, 2011, the Group had net operating loss carry forward of approximately RMB5.0 million (US$0.8 million), which can be carried forward to offset future taxable income. RMB4.0 million (US$0.6 million) and RMB1.0 million (US$0.2 million) of the net operating tax loss carry forwards will expire in 2014 and 2016, respectively, if not utilized.

Movement of Valuation Allowance

Valuation allowance is provided against deferred tax assets when the Group determines that it is more likely than not that the deferred tax assets will not be utilized in the future. In making such determination, the Group considered factors including future taxable income exclusive of reversing temporary differences and carry forwards. Valuation allowance was provided for net operating loss carry forward because it was more likely than not that such deferred tax assets will not be realized based on the Group’s estimate of its future taxable income.

The following table sets forth the movement of the valuation allowance for deferred assets:

	2009	2010	2011	2011
	RMB	RMB	RMB	US$
Balance at the beginning of the period	582	2,330	1,856	295
Current period addition	1,748	863	—	—
Current period reversal	—	(1,337)	(1,106)	(176)

Balance at the end of the period	2,330	1,856	750	119

Uncertain Tax Positions

As of January 1, 2007 when the guidance on accounting for uncertainty in income taxes was adopted, the Group did not have any unrecognized tax benefits and thus, no interest and penalties related to unrecognized tax benefits were recorded.

A reconciliation of the beginning and ending amount of liabilities associated with uncertain tax positions is as follows:

	2009	2010	2011	2011
	RMB	RMB	RMB	US$
Balance at the beginning of the period	1,125	1,573	3,483	553
Increase related to current year tax positions	448	1,910	2,021	321

Balance at the end of the period	1,573	3,483	5,504	874

The Group did not accrue any potential penalties and interest related to these unrecognized tax benefits for all periods presented on the basis that the likelihood of penalties and interest being charged is not considered to be high.

The amounts of unrecognized tax benefits listed above are based on the recognition and measurement criteria of ASC 740. However, due to the uncertain and complex application of tax regulations, it is possible that the ultimate resolution of uncertain tax positions may result in liabilities which could be materially different from these estimates. In such an event, the Group will record additional tax expense or tax benefit in the period in which such resolution occurs. The Group does not expect changes in unrecognized tax benefits recognized as of December 31, 2011 to be material in the next twelve months. In accordance with PRC Tax Administration Law on the Levying and Collection of Taxes, the PRC tax authorities generally have up to five years to claw back underpaid tax plus penalties and interest for PRC entities’ tax filings. In the case of tax evasion, which is not clearly defined in the law, there is no limitation on the tax years open for investigation. Accordingly, the PRC entities’ tax years from 2007 to 2011 remain subject to examination by the tax authorities. There are no ongoing examinations by tax authorities as of December 31, 2011.

Series A Convertible Redeemable Preferred Share	12 Months Ended
Dec. 31, 2011
Series A Convertible Redeemable Preferred Share

12. Series A Convertible Redeemable Preferred Share

In November 2009, the Company issued 130,000,000 Series A convertible redeemable preferred shares (“Series A Preferred Shares”) for an aggregate purchase price of US$25.0 million (RMB170.7 million) or US$0.1923 per Series A Preferred Share, including issuance cost of US$0.2 million (RMB1.0 million). The Company has determined that the Series A Preferred Shares should not be classified as liabilities since the Series A Preferred Shares are contingently redeemable and that conversion and redemption features embedded in Series A Preferred Shares are not required to be bifurcated and accounted for as a derivative since the embedded features do not permit or require net settlement and therefore do not meet the definition of a derivative. The Company assessed the beneficial conversion feature attributable to the Series A Preferred Shares in accordance with ASC 470-20 and determined that there was a beneficial conversion feature with an amount of US$2.5 million (RMB17.1 million) which was bifurcated from the carrying value of Series A Preferred Shares as a contribution to additional paid-in capital upon issuance of Series A Preferred Shares. The discount resulting from the recognition of the beneficial conversion feature is amortized immediately as a deemed dividend to preferred shareholders and charged against additional paid-in capital in the absence of retained earnings.

All Series A Preferred Shares have a par value of US$0.01 per share. The rights, preferences and privileges of the Series A Preferred Shares are as follows:

Conversion

Each Series A Preferred Share is convertible, at the option of the holder, at any time after the date of issuance of such preferred shares into such number of ordinary shares according to a conversion ratio determined by dividing the original issuance price by the applicable conversion price, and is subject to adjustments for dilution as follows:

•	Additional ordinary shares issued with no consideration or for a consideration at a price lower than the effective conversion price;

•	Dividends on and distribution of ordinary shares;

•	Reorganization or reclassification of ordinary shares;

•	Receipt of any distribution payable in securities of the Company other than ordinary shares;

•	Subdivision or combination of the ordinary shares;

•	Subdivision of Preferred Shares.

The initial conversion price of Series A Preferred Shares is the same as its original issuance price. The conversion provisions include certain performance-based adjustments related to certain targets of net profits after tax for the year ending December 31, 2010. In the event that the target profit is not met, the conversion price of the Series A Preferred Shares shall be adjusted in accordance with a pre-determined formula such that the Series A Preferred Shareholders’ percentage ownership on an as-converted basis would decrease, while in no event the conversion price shall be adjusted by more than 25% from the initial conversion price. The company met the target profit for the year ended December 31, 2010.

Each Series A Preferred Share is automatically convertible into an ordinary share upon the closing of a Qualified IPO (as defined), based on the then-effective conversion price. The Qualified IPO shall mean a firm-commitment underwritten registered public offering by the Company of its ordinary shares on the NASDAQ Global Select Market or the New York Stock Exchange in the United States or any other exchange in any other jurisdiction (on any combination of such exchanges and jurisdictions) acceptable to the holders of a majority of the then outstanding Series A Preferred Shares and to the Company with gross proceeds to the Company of at least US$80 million implying a valuation of the Company, as a result of such public offering, of no less than US$400 million.

All 130,000,000 series A Preferred Share were automatically converted to ordinary shares upon the completion of the Company’s initial public offering on May 17, 2011. The conversion price was the price to public of US$1.375 per share.

Redemption

The holders of Series A Preferred Shares may redeem all, but not less than all, of Series A Preferred Shares at a redemption price equal to the greater of (i) the Series A issuance price plus such amount necessary to provide an internal rate of return of 20% per annum from the Series A Preferred Shares issuance date through the redemption closing date plus all declared and unpaid dividends payable at any time following December 31, 2013, and (ii) the fair market value of the Series A Preferred Shares.

Due to its redemption features described above, the Company classified the Series A Preferred Shares in the mezzanine equity section of the consolidated balance sheets in accordance with ASC 480-10-S99. The Series A Preferred Shares was accreted from its carrying value to their expected redemption amount using the effective interest method. The accretion was recorded against retained earnings, or in the absence of retained earnings, by charges against additional paid-in capital. Once additional paid-in capital has been exhausted, additional charges should be recorded by increasing accumulated deficit.

The following table sets forth the changes of Series A convertible redeemable preferred shares:

	2009	2010	2011	2011
	RMB	RMB	RMB	US$
Balance at the beginning of the period	—	183,774	390,183	61,994
Issuance of preferred shares, net of issuance cost	169,645	—	—	—
Allocation to beneficial conversion feature	(17,138)	—	—	—
Amortization of beneficial conversion feature discount	17,138	—	—	—
Accretion of redemption feature	14,129	206,409	773,623	122,916
Conversion to ordinary share upon IPO	—	—	(1,163,806)	(184,910)

Balance at the end of the period	183,774	390,183	—	—

The Company engaged an independent valuation specialist to assist them in determining the fair values of the Series A Preferred shares which were estimated as of the date of issuance and at each financial statements reporting dates using the discounted cash flow method with the following assumptions:

	December 31, 2009	December 31, 2010
Risk-free interest rate	2.91%	3.15%
Volatility rate	56.41%	55.26%
Dividend yield	—	—
Discount rate	22.97%	20.43%

The Company estimated the risk-free interest rate based on yield-to-maturities in continuous compounding of the PRC government bonds with the time-to-maturities being similar to those of the Series A convertible redeemable preferred shares. The Company estimated volatility at the date of appraisal based on averages/medians of industry annualized historical stock price volatility. The Company has no history or expectation of paying dividends on its Series A Preferred Shares. Discount rate is estimated by weighted average costs of capital as at the appraisal date. In addition to the above assumptions adopted, the Company’s projections of future performance were also factored into the determination of the fair values of the Series A Preferred Shares.

The expected redemption amount of the Series A Preferred Shares based on its fair value as of May 17, 2011, when the Company completed its IPO, was considered to be the same as the IPO price of US$1.375 per share as the Series A Preferred Shares were subject to automatic conversion. The Series A Preferred Shares was therefore accreted to IPO date fair value immediately before its automatic conversion. Upon the completion of the Company’s IPO, all Series A Preferred Shares outstanding were converted into Class A ordinary shares on a one for one basis, with the corresponding balance transferred to the Company’s paid-in capital and additional paid-in capital accounts.

Liquidation

In the event of any liquidation, dissolution or winding up of the Company, either voluntarily or involuntarily, the holders of Series A Preferred Shares shall be entitled to receive an amount per share equal to 130% of the issuance price plus all dividends declared and unpaid (“Preference Amount”). If the assets of the Company are insufficient to permit the payment of the full Preference Amount, the assets of the Company available for distribution shall be distributed ratably among the holders of Series A Preferred Shares. After the distribution to the holders of Series A Preferred Shares are made, any remaining legally available assets shall be distributed to the holders of ordinary shares and Series A Preferred Shares prorated on an as-converted basis until the holders of Series A Preferred Shares has received an aggregate distribution or payment, inclusive of the Preference Amount, equal to four times the Preference Amount for each Series A Preferred Shares.

Dividends

The holders of the Series A Preferred Shares are entitled to receive in preference to any payment to the ordinary shares, non-cumulative dividend of 8% per annum as and when declared by the Board of Directors. As long as Series A Preferred Shares are outstanding, the Company may not pay any dividend to ordinary shareholders until all dividends declared and payable to the preferred shareholders have been paid. In the event the Company shall declare a dividend to the holders of ordinary shares, then in each such case, the holders of Series A Preferred Shares shall be entitled to a proportionate share of such dividend on an as-converted basis.

Voting rights

The holder of each Series A Preferred Share shall be entitled to the number of votes equal to the number of ordinary share into which such Series A Preferred Share could be converted at the record date for determination of the members entitled to vote on such matter, or, if no such record date is established, at the date such vote is taken or any written consent of members is solicited. The holders of Series A Preferred Shares shall vote together with ordinary shareholders, and not as a separate class or series, on all matters put before the members.

Ordinary Shares	12 Months Ended
Dec. 31, 2011
Ordinary Shares

13. Ordinary Shares

The Company was incorporated in the Cayman Islands on November 22, 2007 by the Parent. Upon its incorporation, 1 ordinary share was issued at a par value of US$0.01 per share. In May 2008, the Company issued 319,999,999 ordinary shares to the Parent and became the holding company of the Group pursuant to the reorganization events as described in Note 1. The Company has accounted for the reorganization event as a legal reorganization of entities under common control in a manner similar to a pooling-of-interests. All share and per share data have been revised to reflect the retroactive effect of the share issuance in May 2008.

The authorized share capital of the Company is US$10,000,000 divided into 870,000,000 ordinary shares and 130,000,000 Series A Preferred Shares at a par value of US$0.01 per share.

The company completed IPO on May 17, 2011 and the underwriters subsequently exercised their over-allotment option on June 8, 2011. Upon the completion of the Company’s IPO on May 17, 2011, the Company’s ordinary shares were divided into Class A ordinary shares and Class B ordinary shares, par value US$0.01 per share. The company issued and sold a total of 13,415,125 ADSs in these transactions, and the selling share holders offered an additional 1,267,500 ADSs, which represent a portion of 130,000,000 Class A ordinary shares issued upon conversion of convertible preferred shares. Each ADS represents eight Class A ordinary shares. Phoenix TV, through Phoenix TV (BVI) converted 2,674,640 Class B ordinary shares into Class A ordinary shares, and distributed the Class A ordinary shares to its shareholders in the assured entitlement distribution immediately after the IPO. The impact of dividing of Class A and Class B ordinary shares has been retroactively reflected in the Company’s capital structure in the financial statements.

Holders of Class A ordinary shares and Class B ordinary shares have the same rights except that holders of Class A ordinary shares are entitled to one vote per share, while holders of Class B ordinary shares are entitled to 1.3 votes per share. Phoenix TV (BVI), which is wholly owned by Phoenix TV, holds Class B ordinary shares, each of which is convertible into one Class A ordinary share at any time by the holder thereof. Class A ordinary shares are not convertible into Class B ordinary shares under any circumstances.

As of December 31, 2011 there were 306,101,077 and 317,325,360 Class A and Class B ordinary shares issued and outstanding, respectively.

As of December 31, 2010, there were 43,497,237 and 320,000,000 Class A and Class B ordinary shares issued and outstanding, respectively.

Share-based Compensation	12 Months Ended
Dec. 31, 2011
Share-based Compensation

14. Share-based Compensation

Share Options

In June 2008, the Company adopted the Share Option Scheme (the “June 2008 Scheme”) that provides for the granting of options to key employees to acquire ordinary shares of the Company. The June 2008 Scheme permits the grant of share options to its eligible recipients for up to 10% of the ordinary shares in issue on the effective date of the June 2008 Scheme (the “Limit”). The Company may seek approval from its shareholders to refresh the Limit provided that the Limit as refreshed shall not exceed 10% of the ordinary shares of the Company in issue as at the date of approval, and options previously granted will not be counted for the purpose of calculating the Limit as refreshed. Any outstanding option lapse in accordance with the terms of the June 2008 Scheme will not be counted for the purpose of calculating the Limit. The maximum number of shares which may be outstanding pursuant to all awards and which were issued after the exercise of the awards under the June 2008 Scheme is 96,000,000.

The June 2008 Scheme will terminate automatically 10 years after its adoption, unless terminated earlier at the Company’s shareholders’ approval. Option awards are granted with an exercise price determined by the Board of Directors at the time of grant. Those option awards generally vest based on 4 years of continuous services and expire in 10 years.

A summary of the Company’s share option activities for the years ended December 31, 2009, 2010 and 2011 is presented below:

	Number of Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life	Aggregate Intrinsic Value
		US$	Years	US$ in million
Outstanding as of December 31, 2008	67,144,475	0.03	9.4	5.7
Granted	20,614,800	0.03
Forfeited and expired	(13,424,913)	0.03
Exercised	(2,001,937)	0.03

Outstanding as of December 31, 2009	72,332,425	0.03	8.4	9.5
Granted	15,768,225	0.03
Forfeited and expired	(4,727,045)	0.03
Exercised	(41,151,800)	0.03

Outstanding as of December 31, 2010	42,221,805	0.03	7.5	19.5
Granted	—	—
Cancelled to grant restricted share	(18,778,200)	0.03
Forfeited and expired	(656,286)	0.03
Exercised	(3,445,623)	0.03		2.3

Outstanding as of December 31, 2011	19,341,696	0.03	6.4	13.0

Vested and exercisable as of December 31, 2011	16,805,636	0.03	6.4	11.3

The aggregate intrinsic value in the preceding table represents the total intrinsic value based on the company’s closing stock price on December 30, 2011 of US$5.63 per ADS, or US$0.70 per ordinary share. The total intrinsic value of options exercised were not provided for the years ended 2009 and 2010 as the Company was a private company during these periods.

The Company issued 6,450,000 shares of share options to non-employees in July 2010 with the exercise price of US$0.03215. These options have a vesting term of four years starting from the date of issuance, provided that the holders become employees of the Group before December 31, 2010. The Company has no obligation to compensate these non-employees for their services provided if the non-employees do not become employed by the Group by December 31, 2010. As such, no expenses were recognized until the employment contract was actually signed. All these non-employees have become employees of the Group as of December 31, 2010. The relevant compensation expenses were measured based on fair market value of the options as of the date when the holders became employees of the Company, part of which were recognized on the same date for services provided during their nonemployee period, and the remaining compensation expenses will continue to amortize during the remaining vesting period.

The grant date, number of options granted, exercise price, fair value and intrinsic value of the options granted to date are set forth below. The number of options, price and value information below are based upon ordinary shares.

Grant Date	No. of Options Granted	Exercise Price	Fair Value of the Options as of the Grant Date	Fair Value of Underlying Ordinary Shares as of the Grant Date	Intrinsic Value
		US$	US$	US$	US$
July 4, 2008	67,000,000	0.03	0.08	0.12	0.09
November 5, 2008	1,374,000	0.03	0.09	0.12	0.09
July 31, 2009	10,584,900	0.03	0.12	0.15	0.12
September 15, 2009	10,029,900	0.03	0.12	0.15	0.12
January 8, 2010	4,557,900	0.03	0.14	0.16	0.13
July 1, 2010	4,760,325	0.03	0.18	0.21	0.18
September 30, 2010	910,000	0.03	0.38	0.40	0.37
December 1, 2010	5,540,000	0.03	0.39	0.43	0.39

The weighted-average grant date fair values of options granted for the years ended December 31, 2008, 2009 and 2010 were US$0.08, US$0.12 and US$0.25 per option, respectively.

As disclosed in Note 2(r), the Company’s share-based compensation expenses are measured at the value of the award as calculated under the Black-Scholes option pricing model. The Company engaged an independent valuation specialist to assist them in determining the fair values of the options which were estimated as of the date of grant using Black-Scholes option pricing model with the following assumptions:

For the Years Ended December 31,
	2009	2010	2011
Expected volatility rate	57.60%-58.07%	54.37%-54.91%	—
Expected dividend yield	—	—	—
Expected term (years)	5.31-5.46	4.64-5.30	—
Risk-free interest rate (per annum)	2.94%-2.95%	2.65%-3.57%	—

The Company estimated the expected volatility at the date of grant based on average annualized standard deviation of the share price of comparable listed companies. The Company has no history or expectation of paying dividends on its ordinary shares. The Company estimated the expected term based on the timing of the expected public offering, the vesting schedule and the exercise period of the options. Risk-free interest rates are based on the derived market yield of the US$ denominated Chinese government bonds for the term approximating the expected life of award at the time of grant. No new option was granted in the year of 2011.

During 2009, 2010 and 2011, some employees voluntarily left the Company and exercised their vested share options in exchange for future entitlement of the Company’s shares issuable after completion of the Company’s IPO and upon the request of the former employees. The proceeds from the exercise of these options cannot be refunded to the former employees in any event, including the Company does not complete an IPO. Accordingly, these share options are considered to be exercised and the proceeds have been included in the additional paid-in capital of the Company. The proceeds from exercise of these options received for the years ended December 31, 2009, 2010 and 2011 amounted to RMB0.4 million, RMB1.2 million and RMB1.2 million (US$0.2 million), respectively. The Company completed its IPO on May 17, 2011 and 1,300,175 shares have been issued to the former employees after that. As of December 31, 2011, there were 5,412,216 contingently issuable shares to be issued upon the former employees’ request. This number of contingently issuable shares is not included in the computation of basic net loss per share as the holders do not participate in any voting and dividend rights until the shares are actually issued, and is included in the dilutive ordinary equivalent shares using if-converted method as the conditions for issuance have been satisfied.

Share-based compensation expenses based on service conditions are recognized using the graded-vesting method. For the years ended December 31, 2009, 2010 and 2011, the Company has recognized share-based compensation expenses for options of approximately RMB10.2 million, RMB16.6 million and RMB4.0 million (US$0.6 million), respectively.

There was no income tax benefit recognized in the statements of operations for share-based compensation expenses in the years ended December 31, 2009, 2010 and 2011. The Company did not capitalize any of the share-based compensation expenses as part of the cost of any asset during the periods presented.

As of December 31, 2011, there was RMB1.3 million (US$0.2 million) of unrecognized share-based compensation expenses for options adjusted for estimated forfeitures, related to unvested share-based compensation arrangements granted under the Option Plan. The cost is expected to be recognized over a weighted-average period of 1.8 years.

Restricted Share Units

In March 2011, the Company adopted the 2011 restricted share and restricted share unit plan. On March 17, 2011, the company granted 10,050,958 restricted share units to the employees. Those restricted share units vest based on 4 years of continuous services.

A summary of restricted share units activity for the year ended December 31, 2011 is presented below:

Restricted Share Units	Number of Units	Weighted-Average Grant-Date Fair Value
		US$
Unvested at January 1, 2011	—	—
Granted	10,050,958	1.07
Vested	(4,756,956)	1.07
Forfeited	(1,037,394)	1.07

Unvested at December 31, 2011	4,256,608	1.07

For the year ended December 31, 2011, total share-based compensation expense recognized for restricted share units was RMB53.6 million (US$8.5 million).

As of December 31, 2011, there was RMB9.2 million (US$1.5 million) of unrecognized compensation expense related to unvested restricted share units. The expense is expected to be recognized over a weighted average period of 2.23 years. The total fair value on the respective vesting dates of restricted share units vested during the year ended December 31, 2011 was US$5.1 million.

Restricted Shares

On March 15, 2011, the Company cancelled 18,778,200 stock options granted historically, and granted 19,008,200 restricted shares to 22 employees on March 17, 2011. Those restricted shares vest based on 4 years of continuous services. The incremental share based compensation is US$0.5 million. Total amount of unrecognized share based compensation of unvested option and incremental share based compensation is US$2.2 million, including US$0.2 million was recognized immediately, and US$2.0 million was recognized during the rest of vesting period of restricted share.

A summary of restricted share activity for the year ended December 31, 2011 is presented below:

Restricted Shares	Number of Shares	Weighted-Average Grant-Date Fair Value
		US$
Unvested at January 1, 2011	—	—
Granted	19,008,200	1.07
Vested	(9,296,370)	1.07

Unvested at December 31, 2011	9,711,830	1.07

For the year ended December 31, 2011, total share-based compensation expense recognized for restricted share was RMB8.5 million (US$1.4 million).

As of December 31, 2011, there was RMB5.4 million (US$0.9 million) of unrecognized compensation expense related to unvested restricted share. The expense is expected to be recognized over a weighted average period of 2.20 years. The total fair value on their respective vesting dates of restricted share vested during the year ended December 31, 2011 was US$10.0 million.

The fair value of the restricted shares and restricted share units on March 17, 2011 was US$1.07 and the fair value of the underlying ordinary shares was US$1.14.

Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Fair Value Measurements

15. Fair Value Measurements

Effective January 1, 2008, the Group adopted ASC 820-10, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Although adoption did not impact the Group’s consolidated financial statements, ASC 820-10 requires additional disclosures to be provided on fair value measurements.

ASC 820-10 establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

Level 1—Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets

Level 2— Include other inputs that are directly or indirectly observable in the marketplace

Level 3—Unobservable inputs which are supported by little or no market activity

ASC 820-10 describes three main approaches to measuring the fair value of assets and liabilities: (1) market approach; (2) income approach and (3) cost approach. The market approach uses prices and other relevant information generated from market transactions involving identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future amounts to a single present value amount. The measurement is based on the value indicated by current market expectations about those future amounts. The cost approach is based on the amount that would currently be required to replace an asset.

When available, the Group uses quoted market prices to determine the fair value of an asset or liability. If quoted market prices are not available, the Group will measure fair value using valuation techniques that use, when possible, current market-based or independently sourced market parameters, such as interest rates and currency rates. Following is a description of the valuation techniques that the Group uses to measure the fair value of assets and liabilities that the Group measured and reported on its consolidated balance sheet at fair value on a recurring basis.

Cash equivalents The Group’s cash equivalents consisted of demand deposits and time deposits placed with banks. The fair values of demand deposits and time deposits placed with banks are determined based on the pervasive interest rate in the market, which are also the interest rates as stated in the contracts with the banks. The Group classifies the valuation techniques that use the pervasive interest rates input as Level 1.

Term deposits The fair values of term deposits placed with banks are determined based on the interest rates as stated in the contracts with the banks. The Group classifies the valuation techniques that use the interest rates input as Level 1.

Note receivable The Group’s note receivable represents the promissory note issued by PHOENIXi in November 2000, with the face value of US$5,000,000. The fair value of the note receivable is determined based on the amount of cash and cash equivalents available to PHOENIXi, which will all be used to repay the note, discounted to the present value using the pervasive interest rate in the market. The Group classifies the valuation techniques that use these inputs as Level 2.

		Fair Value Measurements at Reporting Date Using
	Total Fair Value and Carrying Value on Balance Sheet	Quote Prices in Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	RMB	RMB	RMB	RMB
As of December 31, 2010:
Cash and cash equivalents	287,173	287,173	—	—
Note receivable	17,600	—	17,600	—
As of December 31, 2011:
Cash and cash equivalents	397,166	397,166	—	—
Term deposit	784,023	784,023	—	—

Net Loss per Share	12 Months Ended
Dec. 31, 2011
Net Loss per Share

16. Net Loss per Share

The following table sets forth the computation of basic and diluted net loss per share for the periods indicated:

	For the Years Ended December 31,
	2009	2010	2011	2011
	RMB	RMB	RMB	US$
Numerator:
Net income attributable to Phoenix New Media Limited	287	74,083	102,475	16,283
Accretion to convertible redeemable preferred share redemption value	(14,129)	(206,409)	(773,623)	(122,916)
Income allocation to participating preferred shares	(287)	(33,093)	(6,172)	(982)
Amortization of beneficial conversion feature	(17,138)	—	—	—

Net loss attributable to ordinary shareholders	(31,267)	(165,419)	(677,320)	(107,615)

Denominator:
Weighted average number of Class A and Class B ordinary shares outstanding—basic and diluted	321,387,913	327,045,493	519,227,660	519,227,660
Basic net loss per Class A and Class B ordinary shares	(0.10)	(0.51)	(1.30)	(0.21)
Diluted net loss per Class A and Class B ordinary shares	(0.10)	(0.51)	(1.30)	(0.21)

For the years ended December 31, 2009 and 2010, options to purchase ordinary shares and contingently issuable shares that were anti-dilutive and excluded from the calculation of diluted net loss per share were 68,322,381 and 72,485,765, respectively, and Series A convertible redeemable preferred shares that were anti-dilutive and excluded from the calculation of diluted net loss per share were 13,178,082 and 130,000,000, respectively. There were totaling 26,968,162 options to purchase ordinary shares and contingently issuable shares, 48,794,521 Series A convertible redeemable preferred shares, 9,598,955 unvested restricted shares and 4,553,447 unvested restricted shares units have been excluded from the computation of diluted loss per share for the year ended December 31, 2011 as their effects would be anti-dilutive.

Investment in PHOENIXi	12 Months Ended
Dec. 31, 2011
Investment in PHOENIXi

17. Investment in PHOENIXi

PHOENIXi was a subsidiary of the Company and was liquidated on December 21, 2011. The Company deconsolidated PHOENIXi and its subsidiaries upon the commencement of the liquidation and accounted for PHOENIXi using the cost method as it no longer exercised control or significant influence.

In November 2000, Phoenix TV made a US$5.0 million interest-free, payable-in-demand loan to the BVI Company, which was accounted as short term loan due to Phoenix TV Group by the Company, and the BVI Company then advanced the US$5.0 million to PHOENIXi in the form of the promissory note. The note represents the only debt that PHOENIXi held when it was put into liquidation and the Company is PHOENIXi’s sole creditor. The Company determined there was an other than temporary impairment to its investment in PHOENIXi as it is insolvent, then wrote off the cost method investment in October 2006, and revalued the note on an annual basis to the present value of cash flow expected to receive from PHOENIXi, which will include all the cash and cash equivalents owned by PHOENIXi, with the changes to the carrying value included in the consolidated statement of operations.

The note receivable was RMB17.6 million as of December 31, 2010. During the PHOENIXi’s liquidation process in 2011, PHOENIXi repaid US$2.2 million, or RMB14.3 million to PNM directly, and RMB2.2 million (US$0.3 million) to Phoenix TV Group on PNM’s behalf. The difference has been recognized in the consolidated statement for operations for 2011.

With the completion of the liquidation in December 2011, Phoenix TV and PNM agreed to settle the US$5.0 million short term loan arising from PHOENIXi. PNM will repay the same amount which was received from PHOENIXi to Phoenix TV Group. For the remaining balance of RMB15.6 million (US$2.5 million) of the short term loan due to Phoenix TV group was waived and accounted for a shareholders’ contribution in the Group’s statements of shareholders’ equity/(deficit) and comprehensive income.

PHOENIXi also had a net amount of RMB5.9 million and nil due to PNM as of December 31, 2010 and 2011, respectively, arising from historical operating expenses paid by PNM on behalf of PHOENIXi, which has been fully impaired by PNM in 2006.

The condensed financial statements of PHOENIXi are as follows, which are not included in the Company’s consolidated financial statements:

Financial Information of PHOENIXi

Condensed Balance Sheets

	As of December 31,
	2010	2011	2011
	RMB	RMB	US$
ASSETS
Current assets:
Cash and cash equivalents	17,651	—	—
Amounts due from PNM	528	—	—
Deposit with liquidators	133	—	—

Total current assets	18,312	—	—

Total assets	18,312	—	—

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Amounts due to PNM	6,454	—	—
Accrued expenses and other current liabilities	145	—	—

Total current liabilities	6,599	—	—
Promissory note with PNM	33,113	—	—

Total liabilities	39,712	—	—

Mezzanine equity
Series A convertible redeemable preferred shares (US$0.01 par value, 750,000 and nil shares authorized and issued as of December 31, 2010 and 2011; No aggregate liquidation value as of December 31, 2010 and 2011)	—	—	—
Shareholders’ deficit:
Ordinary shares (US$0.01 par value, 24,250,000 and nil shares authorized, issued and outstanding as of December 31, 2010 and 2011, respectively)	1,026	—	—

Additional paid-in capital	78	—	—
Accumulated deficit	(25,827)	—	—
Accumulated other comprehensive income	3,323	—	—

Total shareholders’ deficit	(21,400)	—	—

Total liabilities and shareholders’ deficit	18,312	—	—

Financial Information of PHOENIXi

Condensed Statements of Operations

	For the Years Ended December 31,
	2009	2010	2011	2011
	RMB	RMB	RMB	US$

Revenues	—	—	—	—
Cost of revenues	—	—	—	—

Gross profit	—	—	—	—
Operating expenses

Sales and marketing expenses	—	—	—	—

General and administrative expenses	(17)	(202)	(880)	(140)
Technology and product development expenses	—	—	—	—

Total operating expenses	(17)	(202)	(880)	(140)

Operating loss	(17)	(202)	(880)	(140)

Others, net	1	249	43	7
(Loss)/income before tax	(16)	47	(837)	(133)

Income tax expenses	—	—	—	—

(Loss)/income after tax	(16)	47	(837)	(133)

Financial Information of PHOENIXi Condensed Statements of Cash Flows
	For the Years Ended December 31,
	2009	2010	2011	2011
	RMB	RMB	RMB	US$
Cash flows generated from/(used in) operating activities:	64	(231)	(913)	(145)
Cash flows generated from investing activities:	—	—	—	—
Cash flows used in financing activities:	—	—	(16,450)	(2,614)
Effect of exchange rate changes on cash and cash equivalents	(38)	(470)	(288)	(46)

Net increase/(decrease) in cash and cash equivalents	26	(701)	(17,651)	(2,805)
Cash and cash equivalents at the beginning of the period	18,326	18,352	17,651	2,805

Cash and cash equivalents at the end of the period	18,352	17,651	—	—

PHOENIXi has 750,000 shares of Series A convertible redeemable preferred shares outstanding and are redeemable at the fair value at both the issuer and the holder’s option. These preferred shares are accounted for as a mezzanine classified equity, and carried at redemption price, which is its fair value. Due to the insolvent status of PHOENIXi, the carrying value of the preferred shares of PHOENIXi has been zero since the commencement of the liquidation process in 2006.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies

18. Commitments and Contingencies

(a) Commitments

As of December 31, 2011, future minimum commitments under non-cancelable agreements were as follows:

	Rental	Property and Equipment, and Intangible Assets	Server Allocation	Cooperation with Phoenix TV Group*	Others	Total
	RMB	RMB	RMB	RMB	RMB	RMB
2012	31,581	6,434	7,040	2,500	556	48,111
2013	37,523	—	173	3,125	5,504	46,325
2014	31,897	—	—	3,906	—	35,803
2015	33,369	—	—	4,883	—	38,252
2016 and thereafter	46,213	—	—	1,526	—	47,739

Total	180,583	6,434	7,213	15,940	6,060	216,230

The Group and Phoenix TV Group have been involved in various cooperation arrangements, including content sharing, co-promotion and technical services, etc. (Refer to Note 2(a)). There was no payment for these arrangements until November 2009 when a cooperation agreement was signed between Phoenix TV and the Group to stipulate the cooperation for the year 2010 and going forward. Based on the agreement, the Group will pay Phoenix TV 50% of revenue generated from certain contents provided by Phoenix TV Group, plus a fixed amount of payment to cover other services provided by Phoenix TV Group. The fixed amount shall be RMB1.6 million for the first year of the agreement, and will increase 25% annually. On March 28, 2011, Phoenix TV and the Group amended their cooperation agreement to extend the expiration of cooperation period from November 2014 to March 2016. The consideration arrangements for the cooperation remained unchanged. This fixed amount has been included in above table as a commitment to Phoenix TV Group.

The rental expenses were approximately RMB5.9 million, RMB7.9 million and RMB15.3 million (US$2.4 million), during the years ended December 31, 2009, 2010 and 2011, respectively, and were charged to the statement of operations when incurred.

The Group did not have any significant capital and other commitments, long-term obligations, or guarantees as of December 31, 2010 and 2011.

(b) Litigation

From time to time, the Group is involved in claims and legal proceedings that arise in the ordinary course of business. The Group is not currently a party to any legal proceedings, investigations or claim which in the opinion of its management is likely to have a material adverse effect, individually or in the aggregate, on the Group’s financial position, result of operations or cash flows. However, litigation is subject to inherent uncertainties and the Group’s view of these matters may change in the future. Were an unfavorable outcome to occur, there exists the possibility of a material adverse impact on the Group’s financial position, results of operations or cash flows for the period in which the unfavorable outcome occurs, and potentially in future periods.

Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions

19. Related Party Transactions

The table below sets forth the major related parties and their relationships with the Group:

Related Parties	Relationship with the Group
Entities within the non US listed part of the Phoenix TV Group	Under common control by Phoenix TV
CMCC	A shareholder of Phoenix TV
Mr. Gao Ximin and Mr. Qiao Haiyan	Legal shareholders of Tianying Jiuzhou, employees of the Group
Mr. He Yansheng	Legal shareholder of Yifeng Lianhe, employee of the Group
Mr. Li Ya	Chief operating official of the group

During the years ended December 31, 2009, 2010 and 2011, significant related party transactions were as follows:

Transactions with the Non US Listed Part of Phoenix TV Group:

	For the Years Ended December 31,
	2009	2010	2011	2011
	RMB	RMB	RMB	US$
Content provided by Phoenix TV Group	(1,540)	(3,671)	(4,923)	(782)
Data line services provided by Phoenix TV Group	(395)	(352)	(367)	(58)
Advertising and promotion expenses incurred for/(charged by) Phoenix TV Group	1,435	(438)	(663)	(105)
Technical support provided by Phoenix TV Group	(172)	(314)	(533)	(85)
Corporate administrative expenses allocated from and charged by Phoenix TV Group	(1,155)	(617)	(1,139)	(181)
Advertising revenues earned from Phoenix TV Group and its customers	3,845	4,824	21,619	3,435
Paid service revenues earned from Phoenix TV Group	—	12,450	2,400	382

As discussed in Note 2(a), the Group and Phoenix TV Group collaborate and conduct promotion campaigns for mutual branding and promotions. Total advertising and promotion fees incurred by the Group and by Phoenix TV Group are allocated to the Group based on its percentage of revenue to the total revenue of the Group and Phoenix TV Group. For the year ended December 31, 2009, the Group’s actual incurred amount of such advertising and promotion expenses exceeded the advertising and promotion expenses allocated to the Group, the excess amount of RMB1.4 million was recorded as a distribution to Phoenix TV Group. Starting from January 1, 2010, according to the cooperation agreement Phoenix TV Group charged the Group for the excess portion of advertising and promotion expenses allocated to the Group over the actual expenses incurred by the Group. The above table shows the distribution to Phoenix TV Group in year 2009 and the amounts charged by Phoenix TV Group in the years 2010 and 2011. The disclosure previously in the Company’s registration statement on Form F-1 filed only showed the total amount of advertising and promotion expense allocated to the Group.

Transactions with CMCC:

	For the Years Ended December 31,
	2009	2010	2011	2011
	RMB	RMB	RMB	US$
Advertising revenues earned from CMCC	—	—	4,582	728
Paid service revenues earned from and through CMCC	157,276	281,577	442,696	70,337
Revenues sharing and bandwidth cost to CMCC	(22,786)	(34,777)	(68,543)	(10,891)

As of December 31, 2010 and 2011, the amounts due from and due to related parties were as follows:

	As of December 31,
	2010	2011	2011
	RMB	RMB	US$
Amounts due from related parties:
Accounts receivable from CMCC	16,487	63,886	10,150
Staff advance to management	—	502	80

Total	16,487	64,388	10,230

Amounts due to related parties:
Due to Phoenix TV Group	43,477	3,889	618

The amounts due to Phoenix TV Group comprised a short-term loan and other operating funds advance provided by Phoenix TV, expenses paid by other entities of the Phoenix TV Group on behalf of the Group and expenses charged by Phoenix TV Group under the 2010 cooperation agreement, offset by accounts receivable from Phoenix TV Group for the advertising services provided to its customers, as well as technical and marketing services provided to Phoenix TV Group. Refer to Note 18(a).

The short-term loan amounted to US$5 million was provided by Phoenix TV Group in 2000 to support working capital of PHOENIXi Investment Limited and its subsidiaries. It was settled with the completion of PHOENIXi’s liquidation in December 2011, refer to Note 17.

Restricted Net Assets	12 Months Ended
Dec. 31, 2011
Restricted Net Assets

20. Restricted Net Assets

Relevant PRC laws and regulations permit payments of dividends by the Group’s subsidiaries, the VIEs and the subsidiary of the one of the VIEs incorporated in the PRC only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. In addition, the Company’s subsidiaries, the VIEs and the subsidiary of one of the VIEs incorporated in the PRC are required to annually appropriate 10% of their net after-tax income to the statutory general reserve fund prior to payment of any dividends, unless such reserve funds have reached 50% of their respective registered capital. As a result of these and other restrictions under PRC laws and regulations, and in accordance with Securities and Exchange Commission Regulation S-X Rule 4-08 (e) (3), “General Notes to Financial Statements”, the Company’s subsidiaries, the VIEs and the subsidiary of the one of the VIEs incorporated in the PRC are restricted in their ability to transfer a portion of their net assets to the Company either in the form of dividends, loans or advances, which restricted portion amounted to approximately RMB47.1 million and RMB91.3 million (US$14.5 million) as of December 31, 2010 and 2011, respectively. Even though the Company currently does not require any such dividends, loans or advances from the PRC entities for working capital and other funding purposes, the company may in the future require additional cash resources from them due to changes in business conditions, to fund future acquisitions and development, or merely to declare and pay dividends or distributions to the company’s shareholders. Except for the above, there is no other restriction on use of proceeds generated by the Company’s subsidiaries, the VIEs and the subsidiary of the VIEs to satisfy any obligations of the Company.

The Company performed a test on the restricted net assets of consolidated subsidiaries, VIEs and the subsidiary of the VIEs (the “restricted net assets”) in accordance with Securities and Exchange Commission Regulation S-X Rule 4-08 (e) (3), “General Notes to Financial Statements” and concluded that the restricted net assets did not exceed 25% of the consolidated net assets of the Company as of December 31, 2011 and the condensed financial information of the Company are not required.

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events	21. Subsequent Events The Company has considered subsequent events through the date these financial statements were issued.